Exhibit 1-d

                 MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

                               $[ ],000,000,000

                Global Medium-Term Notes, Series D and Series E

                      Global Units, Series D and Series E

                          EURO DISTRIBUTION AGREEMENT



                                                      June  , 1997


Dean Witter International Ltd.
Morgan Stanley & Co. International Limited
Morgan Stanley Bank AG
Morgan Stanley S.A.
Bank Morgan Stanley AG
c/o Morgan Stanley & Co. International
  Limited
25 Cabot Square
Canary Wharf London E14 4QA
England

Dear Sirs:

               Morgan Stanley, Dean Witter, Discover & Co., a Delaware corporation (the "Company"), confirms its agreement with you with respect to the issue and sale from time to time by the Company primarily outside the United States of up to $[ ],000,000,000 (or the equivalent thereof in one or more foreign currencies or composite currencies) aggregate initial public offering price of its Global Medium-Term Notes, Series D and Series E, each due more than 9 months from the date of issue (the "Notes") and, its Global Units, Series D and Series E , (the "Units" and together with the Notes, "Program Securities"), in each case subject to reduction as a result of the sale of the Company's Global Medium-Term Notes, Series C and Global Units, Series C, to be sold primarily inside the United States, and the sale of certain of the Company's other debt securities, warrants, preferred stock, purchase contracts and units. The Series D Notes are intended to be listed on the London Stock Exchange Limited (the "London Stock Exchange") or on another stock exchange or exchanges, if so required by Section 3(i) hereof. Application may, in certain circumstances described in the Prospectus Supplement (as defined below), be made to list Series D Units on the London Stock Exchange. The Series E Notes and the Series E Units will not be listed on any stock exchange.

               The Notes may be issued as senior indebtedness (the "Senior Notes") or as subordinated indebtedness (the "Subordinated Notes") of the Company. The Senior Notes will be issued, either alone or as part of a Unit, pursuant to the provisions of a senior indenture dated as of April 15, 1989, as supplemented by a first supplemental senior indenture dated as of May 15, 1991 and a second supplemental senior indenture dated as of April 15, 1996, each between Morgan Stanley Group Inc. and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee (the "Senior Debt Trustee") and a third supplemental senior indenture (the "Third Supplemental Senior Indenture") dated as of June 1, 1997 , between the Company (as successor to Morgan
Stanley) and the Senior Debt Trustee (as so supplemented and as may be further supplemented or amended from time to time, the "Senior Debt Indenture"). The Subordinated Notes will be issued pursuant to the provisions of a subordinated indenture dated as of April 15, 1989, as supplemented by a first supplemental subordinated indenture dated as of May 15, 1991 and a second supplemental subordinated indenture dated as of April 15, 1996 , each between Morgan
Stanley and The First National Bank of Chicago, as trustee (the "Subordinated Debt Trustee"), and a third supplemental subordinated indenture (the "Third Supplemental Subordinated Indenture") dated as of June 1, 1997, between the Company (as successor to Morgan Stanley) and the Subordinated Debt Trustee (as so supplemented and as may be further supplemented or amended from time to time, the "Subordinated Debt Indenture"). The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures," and the Senior Debt Trustee and the Subordinated Debt Trustee are sometimes hereinafter referred to individually as a "Trustee" and collectively as the "Trustees."

               The Units will be issued pursuant to the Unit Agreement dated as of June 2, 1997, among the Company, The Chase Manhattan Bank, as Unit Agent, as Collateral Agent, as Trustee and Paying Agent under the Indenture referred to therein, and as Warrant Agent under the Warrant Agreement referred to therein and the holders from time to time of the Units described therein. Units may include one or more (i) Senior Notes, (ii) warrants ("Universal Warrants") entitling the holders thereof to purchase or sell (a) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or composite currencies or (c) commodities, (iii) purchase contracts ("Purchase Contracts") requiring the holders thereof to purchase or sell (a) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or composite currencies or (c) commodities or (iv) any combination thereof. The applicable prospectus supplement will specify whether Notes, Universal Warrants and Purchase Contracts comprised by a Unit may or may not be separated from any series of Units. Universal Warrants issued as part of a Unit will be issued pursuant to the Universal Warrant Agreement dated as of June 2, 1997 (the "Universal Warrant Agreement"), between the Company and The Chase Manhattan Bank, as Warrant Agent. Purchase Contracts entered into by the Company and the holders thereof will be governed by the Unit Agreement.

               The Notes whether issued, alone or as part of a Unit, will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below. The Universal Warrants issued as part of a Unit will have the exercise prices, exercise dates, expiration dates and other terms as set forth in supplements to the Basic Prospectus. The Purchase Contracts issued as part of a Unit will have the closing dates, purchase or sale prices and other terms as set forth in supplements to the Basic Prospectus. The Company has initially appointed The Chase Manhattan Bank, London Branch, at its principal office in London, as principal paying agent (the "Principal Paying Agent") for the Notes.

               The Notes will be issued in bearer form or in definitive registered form without coupons (the "Registered Notes"), the Units will be issued in bearer form or in definitive registered form (the "Registered Units") and the securities included in a Unit will be in the form of such Unit. The Notes and the Units, (the "Program Securities") issued in bearer form will be represented initially by, in the case of the Notes, a temporary global Note and, in the case of the Units, a temporary global Unit, each of which will be delivered to a common depositary outside the United States for the operator of the Euroclear System (the "Euroclear Operator") and Cedel Bank, societe anonyme ("Cedel Bank"). Beneficial interests in a temporary global Note or a temporary global Unit will be exchangeable for beneficial interests in, in the case of a temporary global Note, a permanent global Note and, in the case of a temporary global Unit, a permanent global Unit. Beneficial interests in a permanent global Note will be exchangeable in whole, but not in part, for definitive Notes in bearer form, with interest coupons attached upon receipt of the Principal Paying Agent of an initial request to so exchange by any holder of a beneficial interest in such permanent global Note (such temporary global Note, permanent global Note and definitive Notes in bearer form are collectively referred to as the "Bearer Notes"), or, if the applicable Pricing Supplement so specifies, for Registered Notes. Beneficial interests in a permanent global Unit (including an interest in the securities included in such Unit) will be exchangeable in whole, but not in part, for definitive Units in bearer form upon receipt of the Unit Agent of an initial request to so exchange by any holder of a beneficial interest in such permanent global Unit (such temporary global Unit, permanent global Unit and definitive Units in bearer form are collectively referred to as the "Bearer Units") or, if the applicable Pricing Supplement so specifies, for Registered Units. As used in this Agreement, the term "Note" includes any temporary global Note or permanent global Note issued pursuant to the Indentures and the term "Unit" includes any temporary global Unit or permanent global Unit issued pursuant to the Unit Agreement.

               The Company hereby appoints you as its exclusive agents for the purpose of soliciting and receiving offers to purchase Program Securities from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, you agree to use reasonable efforts to solicit and receive offers to purchase Program Securities upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, you may also purchase Program Securities as principal pursuant to the terms of a terms agreement relating to such sale (in the case of Notes, a "Notes Terms Agreement" and, in the case of Units, a "Units Terms Agreement") in accordance with the provisions of Section 2(b) hereof. Program Securities denominated or payable in Deutsche Marks may only be offered and sold by the Company through Morgan Stanley Bank AG, the Deutsche Mark arranger, on an agency or principal basis. Morgan Stanley Bank AG agrees to notify the German Central Bank at the end of each month about the amounts, dates of issue and other terms of all Program Securities denominated or payable in Deutsche Marks offered and sold by Morgan Stanley Bank AG during the month in question. Program Securities denominated or payable in French Francs may only be offered and sold by the Company through Morgan Stanley S.A. on an agency or principal basis, and Morgan Stanley S.A. agrees to notify the French Tresor prior to the issuance of any such Program Securities. Program Securities denominated, payable in or indexed to Swiss Francs may only be offered and sold by the Company through Bank Morgan Stanley AG on an agency or principal basis, and Bank Morgan Stanley AG agrees to notify the Swiss National Bank prior to the issuance of any such Program Securities.

               The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Program Securities. Such registration statement, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter referred to as the "Registration Statement." The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Program Securities. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus." The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to Program Securities, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            1. Representations and Warranties. The Company represents and warrants to and agrees with you as of the Commencement Date, as of each date on which you solicit offers to purchase Program Securities, as of each date on which the Company accepts an offer to purchase Program Securities (including any purchase by you as principal pursuant to a Notes Terms Agreement or a Units Terms Agreement), as of each date the Company issues and delivers Program Securities and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

           (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

           (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to you furnished to the Company in writing by you expressly for use therein or
(B) to those parts of the Registration Statement that constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustees and (2) the representations and warranties set forth in clauses (iii) and (iv) above, when made as of the Commencement Date or as of any date on which you solicit offers to purchase Program Securities or on which the Company accepts an offer to purchase
Program Securities, shall be deemed not to cover information concerning an offering of particular Program Securities to the extent such information will be set forth in a supplement to the Basic Prospectus.

           (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           (e) Each of this Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement (each as hereinafter defined) has been duly authorized, executed and delivered by the Company.

           (f) Each Indenture has been duly qualified under the Trust Indenture Act and each of the Indentures, the Unit Agreement and the Universal Warrant Agreement has been duly authorized, executed and delivered by the Company or by Morgan Stanley Group Inc. (a predecessor to the Company) and assumed by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof
(i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and
(ii) is subject to general principles of equity, regardless of whether such enforceability is considered at proceedings in equity or at law.

           (g) The forms of Notes, whether issued alone or as part of a Unit, have been duly authorized and established in conformity with the provisions of the relevant Indenture and, when the Notes have been executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof, the Notes will be entitled to the benefits of such Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law.

           (h) The forms of Units, including the forms of Universal Warrants and Purchase Contracts which, in addition to the Notes, may comprise such Units, have been duly authorized and established in conformity with the provisions of (i) in the case of the Units and Purchase Contracts, the Unit Agreement and (ii) in the case of Universal Warrants, the Universal Warrant Agreement. When the Units have been delivered to and duly paid for by the purchasers thereof and (A) any Purchase Contracts included in such Units have been executed by the Company and countersigned and executed by the Unit Agent and (B) any Universal Warrants included in such Units have been executed by the Company and countersigned by the Warrant Agent, the Units (including any such Purchase Contracts or Universal Warrants contained therein) will be entitled to the benefits of the Unit Agreement and, in the case of the Universal Warrants, the Universal Warrant Agreement and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law.

           (i) The execution and delivery by the Company of this Agreement, the Notes (whether issued alone or as part of a Unit), the Units (including any Purchase Contracts and Universal Warrants included therein) the Indentures, the Unit Agreement, the Universal Warrant Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement and the performance by the Company of its obligations under this Agreement, the Notes, the Units, the Indentures, the Unit Agreement, the Universal Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Units, the Indentures, the Unit Agreement, the Universal Warrant Agreement and any applicable Notes Terms Agreement or Units Terms Agreement; provided, however, that no representation is made or warranty given as to whether the purchase of the Program Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

           (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

           (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

           (l) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           (m) Dean Witter Reynolds Inc. is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

           (n) Morgan Stanley & Co. Incorporated is registered as a broker-dealer and investment adviser with the Commission, is registered with the Commodity Futures Trading Commission as a futures commission merchant and is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

               Notwithstanding the foregoing, it is understood and agreed that the representations and warranties set forth in Section 1(b)(iii) and 1(b)(iv), 1(g) (except as to due authorization of the Notes), 1(h) (except as to due authorization of the Units, Universal Warrants and Purchase Contracts) and 1(i), when made as of the Commencement Date, or as of any date on which you solicit offers to purchase Program Securities, with respect to any Program Securities the payments of principal or interest on which, or any other payments with respect to which, will be determined by reference to one or more currency exchange rates, commodity prices, securities of entities unaffiliated with the Company, baskets of such securities, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

            2.  Solicitations as Agents; Purchases as Principals.

           (a) Solicitations as Agents. In connection with your actions as agents hereunder, you agree to use reasonable efforts to solicit offers to purchase Program Securities upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

               The Company reserves the right, in its sole discretion, to instruct you to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Program Securities. Upon receipt of at least one business day's prior notice from the Company, you will forthwith suspend solicitations of offers to purchase Program Securities from the Company until such time as the Company has advised you that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for (i) in the case of Notes, issued alone or as part of a Unit, a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes, (ii) in the case of Units, a change in the exercise price, exercise date or period or expiration of an underlying Universal
Warrant or a change in the settlement date or purchase or sale price of an underlying Purchase Contract or (iii) for a change you deem to be immaterial), you shall not be required to resume soliciting offers to purchase Program Securities until the Company has delivered such certificates, opinions and letters as you may request.

               The Company agrees to pay to you, as consideration for the sale of each Program Security resulting from a solicitation made or an offer to purchase received by you, a commission in the form of a discount from the purchase price of such Program Security equal to between .125% and .750% (depending upon such Note's maturity or, in the case of Units, any underlying Note's maturity or the terms of the Units and of the securities comprised by such Units) of the principal amount of such Note or, in the case of Units, the face amount of such Unit (provided that the commission for Notes having, or Units including Notes or other securities having, a maturity of 30 years or greater will be negotiated) or such other discount as may be specified in the Prospectus Supplement relating to such Note or Unit.

               You shall communicate to the Company, orally or in writing, each offer to purchase Program Securities received by you as agent that in your judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Program Securities and may reject any offer in whole or in part. You shall have the right to reject any offer to purchase Program Securities that you consider to be unacceptable, and any such rejection shall not be deemed a breach of your agreements contained herein.
The procedural details relating to the issue and delivery of Program
Securities sold by you as agent and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

           (b) Purchases as Principals. Each sale of Program Securities to you as principals shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Notes Terms Agreement or Units Terms Agreement that will provide for the sale of such Program Securities to and the purchase thereof by you. Each Notes Terms Agreement or Units Terms Agreement will take the form of either (i) a written agreement between you and the Company, which may be substantially in the form of Exhibit A or Exhibit A-1 (as applicable) hereto (in the case of Notes, a "Written Notes Terms Agreement" and, in the case of Units, a "Written Units Terms Agreement"), or (ii) an oral agreement between you and the Company confirmed in writing by you to the Company.

               Your commitment to purchase Program Securities as principal pursuant to a Notes Terms Agreement or Units Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each (i) Note Terms Agreement shall specify the principal amount of Notes to be purchased by you pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes and (ii) Unit Terms Agreement shall specify (a) the information set forth in (i) above with respect to any Notes issued as part of a Unit, (b) with respect to Universal Warrants issued as part of a Unit, the exercise price, the exercise date or period, the expiration date and any other terms of such Universal Warrants, and (c) with respect to Purchase Contracts issued as part of a Unit, the settlement date, the purchase or sale price or any other terms of such Purchase Contracts. Each such Notes Terms Agreement or Units Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent auditors of the Company pursuant to Section 4 hereof. A Notes Terms Agreement and a Unit Terms Agreement may also specify certain provisions relating to the reoffering of such Notes or Units, as the case may be, by you.

               Each Notes Terms Agreement and each Units Terms Agreement shall specify the time and place of delivery of and payment for such Notes or Units, as the case may be. Unless otherwise specified in a Notes Terms Agreement or a Units Terms Agreement, the procedural details relating to the issue and delivery of Notes or Units, as the case may be, purchased by you as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Program Securities to be purchased by you as principal pursuant to a Notes Terms Agreement or a Units Terms Agreement, as the case may be, is referred to herein as a "Settlement Date."

               Unless otherwise specified in a Notes Terms Agreement or a Units Terms Agreement, if you are purchasing Program Securities as principal you may resell such Program Securities to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes or Units.

           (c) Administrative Procedures. You and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Global Medium-Term Notes, Series D and Series E and the Global Units, Series D and Series E, Administrative Procedures (attached hereto as Exhibit B) (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and you.

           (d) Delivery. The documents required to be delivered by Section 4 of this Agreement as a condition precedent to your obligation to begin soliciting offers to purchase Program Securities as agent of the Company shall be delivered at the office of Davis Polk & Wardwell, your counsel, not later than 4:00 p.m., New York time, on the date hereof, or at such other time and/or place as you and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which you begin soliciting offers to purchase Program Securities and (ii) the first date on which the Company accepts any offer by you to purchase Program Securities as principal. The date of delivery of such documents is referred to herein as the "Commencement Date."

            3.  Agreements.  The Company agrees with you that:

           (a) Prior to the termination of the offering of the Program Securities pursuant to this Agreement or any Notes Terms Agreement or Units Terms Agreement, the Company will not file any Prospectus Supplement relating to the Program Securities or any amendment to the Registration Statement unless the Company has previously furnished to you a copy thereof for your review and will not file any such proposed supplement or amendment to which you reasonably object; provided, however, that the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 13(f), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to you promptly after being transmitted for filing with the Commission.
Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise you (i) of the filing of any amendment or supplement to the Basic Prospectus, (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Program Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (vi) of the issuance by any non-United States regulatory authority of any request for information relating to the Program Securities or suspension of the listing of the Program Securities on any stock exchange on which the Program Securities are then listed. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification or listing and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, you shall not be obligated to solicit offers to purchase Program Securities so long as you are not reasonably satisfied with such document.

           (b) If, at any time when a prospectus relating to the Program Securities is required to be delivered under the Securities Act or made available to purchasers of the Program Securities, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in your opinion or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify you by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Program Securities and, if so notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise you promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to you, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request. If any documents, certificates, opinions and letters furnished to you pursuant to paragraph (e) below and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to you, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, you will resume the solicitation of offers to purchase Program Securities hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Program Securities you may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, satisfactory in all respects to you, will supply such amended or supplemented Prospectus to you in such quantities as you may reasonably request and shall furnish to you pursuant to paragraph (e) below and Sections 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as you may request in connection with the preparation and filing of such amendment or supplement.

           (c) The Company will make generally available to its security holders and to you as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Program Securities. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

           (d) The Company will furnish to you, without charge, a signed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

           (e) During the term of this Agreement, the Company shall furnish to you such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indentures, the Unit Agreement, the Warrant Agreement, the Notes, the Units, the Universal Warrants, the Purchase Contracts, this Agreement, the Administrative Procedures, any Notes Terms Agreement or Units Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as you may from time to time reasonably request.

           (f) The Company shall notify you promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

           (g) The Company will, whether or not any sale of Program Securities is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Notes Terms Agreement or Units Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Program Securities, (iii) the fees and disbursements of the Company's counsel and accountants, of the Trustees and their counsel, of the Unit Agent and its counsel, of the Warrant Agent and its counsel and of the Principal Paying Agent and its counsel and any paying agents for the Notes appointed by the Company, (iv) the fees and expenses incurred with respect to listing the Series D Notes and, if listed, the Series D Units on the London Stock Exchange or on another stock exchange or exchanges if so required by Section 3(i), (v) the printing and delivery to you in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to you of copies of the Indentures, the Unit Agreement or the Universal Warrant Agreement, (vii) any fees charged by rating agencies for the rating of the Program Securities, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc., (ix) the fees and disbursements of your counsel incurred in connection with the offering and sale of the Program Securities, including any opinions to be rendered by such counsel hereunder, and (x) any out-of-pocket expenses incurred by you; provided that any advertising expenses incurred by you shall have been approved by the Company.

           (h) During the period beginning on the date of any Notes Terms Agreement or Units Terms Agreement relating to either Notes or Units, as the case may be, and continuing to and including the Settlement Date with respect to such Notes Terms Agreement or Units Terms Agreement, the Company will not, without your prior consent, offer, sell, contract to sell or otherwise dispose of (i) in the case of Notes, any debt securities of the Company substantially similar to the Notes set forth in such Notes Terms Agreement (other than (A) the Notes that are to be sold pursuant to such Notes Terms Agreement, (B) Notes previously agreed to be sold by the Company and (C) commercial paper issued in the ordinary course of business) or (ii) in the case of Units, any securities substantially similar to such Units (other than (A) the Units that are sold pursuant to such Units Terms Agreement or (B) Units previously agreed to be sold by the Company), in each case, except as may otherwise be provided in the applicable Notes Terms Agreement or Units Terms Agreement.

           (i) The Company will indemnify and hold you harmless against any documentary, stamp or similar transfer or issue tax, including any interest and penalties, on the issue of the Program Securities in accordance with the terms of this Agreement, on the execution and delivery of this Agreement, any Written Notes Terms Agreement or Written Units Terms Agreement and on the exchange of any temporary global Notes for definitive Notes or permanent global Notes, of any temporary global Units for definitive Units or permanent global Units, of any permanent global bearer Notes for definitive bearer Notes or of any permanent global bearer Units for definitive bearer Units, that are or may be required to be paid under the laws of the United Kingdom, the United States or any political subdivision or taxing authority thereof or therein.

           (j) In connection with any application to list the Series D Notes and Series D Units on the London Stock Exchange, the Company will furnish from time to time any and all documents, instruments, information and undertakings and publish all advertisements or other material that may be necessary in order to effect such listing and will maintain such listing until, (i) in the case of the Notes, none of the Series D Notes is outstanding, either as part of a Unit or otherwise, or until such time as payment of principal, premium, if any, and interest in respect of all the Series D Notes, whether issued alone or as part of a Unit, has been duly provided for, whichever is earlier and
(ii) in the case of the Units, none of the Series D Units is outstanding; provided, however, that if the Company can no longer reasonably maintain such listing, it will use its best efforts to obtain and maintain the quotation for, or listing of, the Series D Notes and Series D Units on such other stock exchange or exchanges as you shall reasonably request. In addition, for so long as the Series D Notes and Series D Units are listed on a stock exchange and such exchange so requires, the Company will maintain in London, or in such other place as the Series D Notes and Series D Units are listed (if the Series D Notes and Series D Units are no longer listed on the London Stock Exchange), a paying agent in respect of the Series D Notes or Series D Units, as required.

            4. Conditions of the Obligations of the Agents. Your obligation to solicit offers to purchase Program Securities as agents of the Company, your obligation to purchase Program Securities as principals pursuant to any Notes Terms Agreement or Units Terms Agreement and the obligation of any other purchaser to purchase Program Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of your obligation to solicit offers to purchase Program Securities, at the time of such solicitation, and, in the case of your or any other purchaser's obligation to purchase Program Securities, at the time the Company accepts the offer to purchase such Program Securities and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

           (a)  Prior to such solicitation or purchase, as the case may be:

                 (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Program Securities on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

                (ii) there shall not have occurred such a change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would in your view be likely to prejudice materially the success of the offering and distribution of the Program Securities or dealings in the Program Securities in the secondary market; and

               (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (A) except, in each case described in paragraph (i), (ii) or
(iii) above, as disclosed to you in writing by the Company prior to such solicitation or, in the case of a purchase of Program Securities, before the offer to purchase such Program Securities was made or (B) unless in each case described in (ii) above, the relevant event shall have occurred and been known to you prior to such solicitation or, in the case of a purchase of Program Securities, before the offer to purchase such Program Securities was made.

           (b) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, you shall have received:

                 (i) The opinion, dated as of such date, of Brown & Wood LLP, counsel to the Company, or of other counsel satisfactory to you and who may be an officer of the Company, to the effect that:

                       (A) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                            (B) each of Dean Witter Reynolds Inc., Greenwood Trust Company, Morgan Stanley & Co. Incorporated and Morgan Stanley International Incorporated (each a "Material Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                            (C)  each of the Company and its Material
          Subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, as amended or supplemented, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its consolidated subsidiaries, taken as a whole;

                            (D) each of this Agreement and any applicable Written Notes Terms Agreement or Written Units Terms Agreement has been duly authorized, executed and delivered by the Company;

                            (E) each Indenture has been duly qualified under the Trust Indenture Act and each of the Third Supplemental Senior Indenture and the Third Supplemental Subordinated Indenture, the Unit Agreement and the Universal Warrant Agreement has been duly authorized, executed and delivered by the Company and each of the Indentures is a valid and binding agreement of the Company, enforceable in accordance with its terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                            (F) the forms of Notes, whether issued alone or as part of a Unit, have been duly authorized and established in conformity with the provisions of the relevant Indenture and, if the Notes had been executed by the Company and authenticated by the relevant Trustee or its duly appointed agent in accordance with the provisions of the relevant Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, the Notes would be entitled to the benefits of such Indenture and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and
          (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                            (G) the forms of Units, including the forms of Universal Warrants and Purchase Contracts which, in addition to the Notes, may comprise such Units, have been duly authorized and established in conformity with the provisions of (i) in the case of Units and Purchase Contracts, the Unit Agreement and (ii) in the case of the Universal Warrants, the Universal Warrant Agreement, and if the Units (including the Universal Warrants and the Purchase Contracts) had been delivered to and duly paid for by the purchasers thereof (and any Universal Warrant included therein had been executed by the Company and countersigned by the Warrant Agent and any Purchase Contracts included therein had been executed by the Company and executed and countersigned by the Unit Agent) on the date of such opinion, the Units (including the Universal Warrants and Purchase Contracts contained therein) would be entitled to the benefits of the Unit Agreement and, in the case of the Universal Warrants, the Universal Warrant Agreement and would be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as the enforceability thereof (i) may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting creditors' rights generally and
          (ii) is subject to general principles of equity, regardless of whether such enforceability is considered at a proceeding in equity or at law;

                            (H) the execution and delivery by the Company of the Notes (whether issued alone or as part of a Unit), the Units (including any Purchase Contract or Universal Warrant included therein), the Indentures, the Unit Agreement, the Universal
          Warrant Agreement and any applicable Written Notes Terms
          Agreement or Written Units Terms Agreement and the performance by the Company of its obligations under this Agreement, the Notes, the Units, the Indentures, the Unit Agreement, the Universal Warrant Agreement and any applicable Notes Terms Agreement or
          Units Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its consolidated subsidiaries that is material to the Company and its consolidated subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any U.S. governmental body, agency or court having jurisdiction over the Company or any of its consolidated subsidiaries, and no consent, approval, authorization or order of or qualification with any U.S. governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Units, the Indentures, the Unit Agreement, the Universal Warrant Agreement and any applicable
          Notes Terms Agreement or Units Terms Agreement; provided, however, that no opinion is expressed on whether the purchase of the Program Securities constitutes a "prohibited transaction" under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended;

                            (I) the statements (1) in the Prospectus, as then amended or supplemented, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Description of Units" (in the Prospectus Supplement and in the Basic Prospectus), "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus), "Description of Purchase Contracts" (in the Basic Prospectus) and "Description of Warrants" (in the Basic
          Prospectus), (2) in the Registration Statement, as then amended or supplemented, under Item 15, (3) in "Item 3 - Legal
          Proceedings" of the most recent annual reports on Form 10-K incorporated by reference in the Prospectus and (4) in "Item 1 - Legal Proceedings" of Part II of the quarterly reports on Form
          10-Q, if any, filed since such annual reports and incorporated by reference in the Prospectus, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                            (J) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its consolidated subsidiaries is a party or to which any of the properties of the Company or any of its consolidated subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, and are not so described or of any U.S. federal or state statutes, regulations, contracts or other documents governed by U.S. federal or state law that are required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to such Registration Statement that are not described, filed or incorporated by reference as required; and

                            (K) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, as then amended or supplemented (except as to financial statements and schedules included therein as to which such counsel need not express any opinion), complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) has no reason to believe that any part of the Registration Statement (except as to financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Forms T-1 heretofore referred to), as then amended, if applicable, when such part became effective contained, and the Registration Statement
          (except as to financial statements and schedules included therein, as to which such counsel need not express any belief and except for the part of the Registration Statement that constitutes the Form T-1) as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) is of the opinion that the Registration Statement and Prospectus, as then amended or supplemented, if applicable (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and
          (4) has no reason to believe that the Prospectus, as then amended or supplemented, if applicable (except for financial statements and schedules as to which such counsel need not express any belief), as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clauses (3) and (4) above shall be deemed not to cover information concerning an offering of particular
          Notes or Units to the extent such information will be set forth in a supplement to the Basic Prospectus.

                (ii) The opinion, dated as of such date, of Davis Polk & Wardwell, your special counsel, covering the matters in subparagraphs
     (D), (E), (F), (G) and (I) (with respect to statements in the Prospectus, as then amended or supplemented, under the captions "Description of Notes" (in the Prospectus Supplement), "Description of Debt Securities" (in the Basic Prospectus), "Description of Units" (in the Prospectus Supplement and the Basic Prospectus), "Plan of Distribution" (in the Prospectus Supplement and in the Basic Prospectus), "Description of Purchase Contracts" (in the Basic Prospectus) and "Description of Warrants" (in the Basic Prospectus)) and clauses (2), (3) and (4) of subparagraph (K) in paragraph (b)(i) above.

               Notwithstanding the foregoing, the opinions described in subparagraphs (F) (except as to due authorization of the Notes), (G) (except as to due authorization of the Units, Universal Warrants and Purchase Contracts), (H), (I)(1) and (K)(3) and (4) of paragraph (b)(i) above, when contained in an opinion delivered on the Commencement Date or pursuant to
Section 5(b), shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Program Securities the payments of principal or interest on which, or any other payments with respect to which, will be determined by reference to one or more currency exchange rates, commodity prices, securities of entities unaffiliated with the Company, baskets of such securities, equity indices or other factors.

               With respect to subparagraph (K) of paragraph (b)(i) above, if such opinion is given by counsel who is also an officer of the Company, such counsel may state that his or her opinion and belief are based upon his or her participation, or the participation of someone under his or her supervision, in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraph (K) of paragraph (b)(i) above, Davis Polk & Wardwell and, if Brown & Wood LLP is giving such opinion, Brown & Wood LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

               (iii) The opinion, dated as of such date, of Brown & Wood LLP, special counsel to the Company, to the effect that the statements set forth under the caption "United States Federal Taxation" in the Prospectus Supplement and under the caption "Limitations on Issuance of Bearer Securities and Bearer Debt Warrants" in the Basic Prospectus, insofar as such statements relate to statements of law or legal conclusions under the laws of the United States or matters of United States law, fairly present the information called for and fairly summarize the matters referred to therein.

               The opinion of Brown & Wood LLP described in paragraph (b)(iii) above and in paragraph (b)(i) above, if such opinion is given by Brown & Wood LLP, shall be rendered to you at the request of the Company and shall so state therein.

           (c) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, you shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, and signed by an executive officer of the Company to the effect set forth in subparagraph (a)(iii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

               The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

           (d) On the Commencement Date and, if called for by any Notes Terms Agreement or Units Terms Agreement, on the corresponding Settlement Date, the Company's independent auditors shall have furnished to you a letter or letters, dated as of the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to you containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

           (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to you such appropriate further information, certificates and documents as you may reasonably request.

           (f) On the Commencement Date, application to list the Series D Notes and Series D Units on the London Stock Exchange shall have been made and, prior to the issuance of the first Series D Note or Series D Unit, such listing shall have been granted, subject to official notice of issuance.

            5. Additional Agreements of the Company. (a) Each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement providing solely for (i) in the case of Notes, a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes issued alone or as part of a Unit, (ii) in the case of Units, a change in the exercise price, exercise date or period or expiration of an underlying Universal Warrant or a change in the settlement date or purchase or sale price of an underlying Purchase Contract or (iii) a change you deem to be immaterial), the Company will deliver or cause to be delivered forthwith to you a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

           (b)  Each time the Company furnishes a certificate pursuant to
Section 5(a) (other than any amendment or supplement to the Registration Statement or Prospectus caused by the filing of a Current Report on Form 8-K unless you shall reasonably request based on disclosure included or omitted form such Report), the Company will furnish or cause to be furnished forthwith to you a written opinion of counsel for the Company. Any such opinion shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to you and shall be of the same tenor as the opinions referred to in Section 4(b), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of such opinion, counsel last furnishing such an opinion to you may furnish to you a letter to the effect that you may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

           (c) Each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, the Company shall cause its independent auditors forthwith to furnish you with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to you, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

            6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by you or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to you furnished to the Company in writing by you expressly for use therein.

           (b) You agree to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to you, but only with reference to information relating to you furnished to the Company in writing by you expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

           (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by you, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

           (d)  To the extent the indemnification provided for in paragraph
(a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Program Securities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other hand from the offering of such Program Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and you on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and you on the other hand in connection with the offering of such Program Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Program Securities (before deducting expenses) received by the Company bear to the total discounts and commissions received by you in respect thereof. The relative fault of the Company on the one hand and of you on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

           (e) The Company and you agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, you shall not be required to contribute any amount in excess of the amount by which the total price at which the Program Securities referred to in paragraph (d) above that were offered and sold to the public through you exceeds the amount of any damages that you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

           (f)  The indemnity and contribution provisions contained in this
Section 6, representations, warranties and other statements of the Company, its officers and you set forth in or made pursuant to this Agreement or any Notes Terms Agreement or Units Terms Agreement will remain in full force and effect regardless of (i) any termination of this Agreement or any such Notes Terms Agreement or Units Terms Agreement, (ii) any investigation made by or on behalf of you or any person controlling you or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Program Securities.

            7. Offering Restrictions. You hereby represent to the Company and agree with respect to the Program Securities that:

                 (a) (i) you have not (A) offered or sold and during the Restricted Period (as defined below) will not offer or sell Bearer Notes (whether offered alone or as part of a Unit) (including any Note that is exchangeable for Bearer Notes) directly or indirectly in the United States (as defined below) or to or for the account of any United States person (as defined below), other than to a Qualifying Foreign Branch (as defined below) or to certain other persons as provided under United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(1)(iii)(B) and (C); and (B) delivered and will not deliver within the United States definitive Bearer Notes that are sold during the Restricted Period;

                (ii) you have, and throughout the Restricted Period will have, in effect procedures reasonably designed to ensure that your employees or agents who are directly engaged in selling Bearer Notes (whether offered alone or as part of a Unit) are aware that such Bearer Notes may not be offered or sold during the Restricted Period to a person who is within the United States or to a United States person, except as permitted by Section 7(a)(i)(A) above;

               (iii) if you are a United States person, you are acquiring the Bearer Notes (whether offered alone or as part of a Unit) for purposes of resale in connection with their original issuance and if you retain Bearer Notes for your own account, you will only do so in accordance with the requirements of United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6);

                (iv) if you transfer to any affiliate Bearer Notes (whether offered alone or as part of a Unit) for the purpose of offering or selling such Bearer Notes during the Restricted Period, you will either (A) obtain from such affiliate for the benefit of the Company the representations and agreements contained in clauses (i), (ii) and
     (iii) above or (B) repeat and confirm the representations and agreements contained in clauses (i), (ii) and (iii) above on such affiliate's behalf and obtain from such affiliate the authority to so obligate it; and

                 (v) you will obtain for the benefit of the Company the representations and agreements contained in clauses (i), (ii), (iii) and (iv) above from any person other than your affiliate with whom you enter into a written contract, within the meaning of United States Treasury Regulations Section 1.163-5(c)(2)(i)(D)(4), for the offer or sale during the Restricted Period of Bearer Notes (whether offered alone or as part of a Unit).

               For purposes of this Section 7(a), an offer or sale will be considered to be made in the United States if the offeror or seller of such Notes (whether offered alone or as part of a Unit) has an address within the United States for the offeree or purchaser of such Notes with respect to the offer or sale. As used in this Section 7(a), "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source, "United States" means the United States (including the States and the District of Columbia), its territories, its possessions and any other areas subject to its jurisdiction; "Qualifying Foreign Branch" means a branch of a United States financial institution, as defined in United States Treasury Regulations
Section 1.165-12(c)(1)(v), located outside the United States that is purchasing for its own account or for resale and that has agreed, as a condition to purchase, to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder; and "Restricted Period" with respect to each issuance means the period which begins on the earlier of the date on which the Company receives the proceeds of the sale of Notes with respect to such issuance or the first date on which the Notes are offered to persons other than you, and which ends 40 days after the date on which the Company receives the proceeds of the sale of such Notes; provided that with respect to a Note held as part of an unsold allotment or subscription, any offer or sale of such Note by the Company or you shall be deemed to be during the Restricted Period.

           (b) (i) In relation to Program Securities which have a maturity of one year or more and which are to be listed on the London Stock Exchange, you have not offered or sold and will not offer or sell any Program Securities to persons in the United Kingdom prior to admission of such Program Securities to listing in accordance with Part IV of the Financial Services Act 1986 (the "Act"), except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Act; (ii) in relation to Program Securities which have a maturity of one year or more and which are not to be listed on the London Stock Exchange, you have not offered or sold and, prior to the expiry of the period of six months from the date of issue of such Program Securities, will not offer or sell any such Program Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (iii) you have complied with and will comply with all applicable provisions of the Act with respect to anything done by you in relation to the Program Securities in, from or otherwise involving the United Kingdom; and (iv) you have only issued or passed on and will only issue or pass on in the United Kingdom any document received by you in connection with the issue of the Program Securities, other than any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by the listing rules under Part IV of the Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

           (c) You will not offer or sell any Program Securities in any jurisdiction if such offer or sale would not be in compliance with any applicable law or regulation or if any consent, approval or permission is needed for such offer or sale by you or for or on behalf of the Company unless such consent, approval or permission has been previously obtained. Without prejudice to the provisions of this Section 7 above and subject to the obligations of the Company set forth in Section 3 of this Agreement, the Company shall have no responsibility for, and you will obtain, any consent, approval or permission required by you for the subscription, offer, sale or delivery by you of Program Securities under the laws and regulations in force in any jurisdiction to which you are subject or in or from which you make any subscription, offer, sale or delivery.

           (d) You will not offer or sell any Program Securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan including any corporation or other entity organized under the laws of Japan) or to others for the re-offering or re-sale, directly or indirectly, in Japan or to a resident of Japan except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Securities and Exchange Law of Japan and other relevant laws and regulations of Japan.

           (e) You will not offer and sell any Program Securities in the Federal Republic of Germany other than in compliance with the provisions of the German Sales Prospectus Act (Wertpapier-Verkaufsprospektgesetz) of December
13, 1990, as amended, and of any other laws applicable in the Federal Republic of Germany governing the issue, offering and sale of securities.

           (f) You will not offer and sell any Program Securities denominated or payable in or indexed to Swiss Francs other than in compliance with Swiss law and the regulations of the Swiss National Bank in effect from time to time.

           (g) You will not offer and sell any Notes or Units denominated or payable in or indexed to French Francs (in the case of Notes, "French Franc Notes" and, in the case of Units, "French Franc Units") other than in compliance with French law, including, without limitation, the marche de l'eurofranc from time to time of the Comite des Emissions de Bourse ("French EuroFranc Regulations"). Unless otherwise authorized pursuant to French law, including, without limitation, the French EuroFranc Regulations, you agree that French Franc Notes and French Franc Units will be issued outside the Republic of France and that, in connection with their initial distribution, you will not offer or sell, directly or indirectly, any French Franc Notes or French Franc Units to the public in the Republic of France, and will not distribute or cause to be distributed to the public in the Republic of France the Prospectus or any other offering material relating to French Franc Notes or French Franc Units.

            8. Position of the Agent. In acting under this Agreement and in connection with the sale of any Program Securities by the Company (other than Program Securities sold to you pursuant to a Notes Terms Agreement or Units Terms Agreement, as the case may be), you are acting solely as agent of the Company and do not assume any obligation towards or relationship of agency or trust with any purchaser of Program Securities. You shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Program Securities has been solicited by you and accepted by the Company, but you shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Program Securities to a purchaser whose offer it has accepted, the Company shall hold you harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to you the commission you would have received had such sale been consummated.

            9. Termination. This Agreement may be terminated at any time either by the Company or by you upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of the other parties hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Notes Terms Agreement or Units Terms Agreement, and the termination of any such Notes Terms Agreement or Units Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), the last sentence of
Section 3(b) and Sections 3(c), 3(g), 6, 7, 8, 11 and 13 shall survive; provided that if at the time of termination an offer to purchase Program Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of such Program Securities has not occurred, the provisions of Sections 1, 2(b), 2(c), 3(a), 3(b), 3(e), 3(f), 3(h), 4 and 5
shall also survive until such delivery has been made.

           10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Morgan Stanley & Co. International Limited, will be mailed, delivered or telefaxed and confirmed to (a) Morgan Stanley & Co. International Limited at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to the attention of Capital Markets - Debt Syndicate (Telephone No.: 011-44-71-425-7750; Telecopy No.: 011-44-71-425-7999), (b)
Morgan Stanley Bank AG, Rahmhofstrasse 2-4, 60313 Frankfurt am Main, Federal Republic of Germany to the attention of Ron Lenihan (Telephone No.:
011-49-69-152-060; Telecopy No.: 011-49-69-597-6627), (c) Morgan Stanley S.A.,
25 rue Balzac, 75008 Paris, France to the attention of Debt Capital Markets (Telephone No.: 011-33-1-5377-7879 or 7300; Telecopy No.:
011-33-1-5377-7899), (d) Bank Morgan Stanley AG, Bahnhofstrasse 92-3rd Floor, Ch-8023, Zurich, Switzerland, to the attention of John Webley (Telephone No. 011-41-1-220-9111; Telecopy No. 011-41-1-220-9800) or (e) Dean Witter
International Ltd. [address to come], to the attention of [             ]
(Telephone No. [               ]; Telecopy [                  ]) or, if sent
to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 1585 Broadway, New York, New York 10036, Attention: Secretary.

           11. Successors. This Agreement and any Notes Terms Agreement or Units Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and the purchasers of Notes and Units (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

           12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           13. Applicable Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

           14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.


                                           Very truly yours,

                                           MORGAN STANLEY, DISCOVER &
                                           CO., DEAN WITTER



                                           By:________________________________
                                              Name:
                                              Title:



The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

DEAN WITTER INTERNATIONAL LTD.

By:________________________________
   Name:
   Title:


MORGAN STANLEY & CO. INTERNATIONAL LIMITED

By:________________________________
   Name:
   Title:


MORGAN STANLEY BANK AG

By:________________________________
   Name:
   Title:


MORGAN STANLEY S.A.

By:________________________________
   Name:
   Title:


BANK MORGAN STANLEY AG

By:________________________________
   Name:
   Title:


                                                                     EXHIBIT A



                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

                GLOBAL MEDIUM-TERM NOTES, SERIES D AND SERIES E

                             NOTES TERMS AGREEMENT


                                                 _______________, 19__


Morgan Stanley, Dean Witter,
  Discover & Co.
1585 Broadway
New York, New York  10036

Attention:

           Re: Euro Distribution Agreement dated June 2, 1997 (the "Euro Distribution Agreement")
                    ----------------------------------------------

               The undersigned agrees to purchase your Global Medium-Term Notes, Series [D/E], having the following terms:


All Notes                       Fixed Rate Notes                Floating Rate Notes
---------------------------     ------------------------------  --------------------

Principal Amount:               Interest Rate:                  Base Rate:
Purchase Price:                 Applicability of Modified       Index Maturity:
                                Payment upon Acceleration:
Price to Public:                If yes, state issue price:      Spread (Plus or Minus):
Settlement Date and Time:       Amortization Schedule:          Spread Multiplier:
Place of Delivery:              Applicability of Annual         Alternate Rate Event
                                Interest Payments:              Spread:
Specified Currency:             Denominated Currency (if        Initial Interest Rate:
                                any):
Original Issue Date:            Indexed Currency or             Initial Interest Reset Date:
                                Currencies (if any):
Interest Accrual Date:          Payment Currency (if any):      Interest Reset Dates:
Interest Payment Date(s):       Exchange Rate Agent (if         Interest Reset Period:
                                any):
Maturity Date:                  Reference Dealers:              Maximum Interest Rate:
Initial Accrual Period OID:     Face Amount (if any):           Minimum Interest Rate:
Total Amount of OID:            Fixed Amount of each            Interest Payment Period:
                                Indexed Currency (if any):
Original Yield to Maturity:     Aggregate Fixed Amount of       Calculation Agent:
                                each Indexed Currency (if
                                any):
Optional Repayment                                              Reporting Service:
Date(s):
Optional Redemption                                             Index Currency:
Date(s):
Initial Redemption Date:
Initial Redemption
Percentage:
Annual Redemption
Percentage Reduction:
Ranking:
Series:
Minimum Denominations:
Other Terms:

               The provisions of Sections 1, 2(b) and 2(c) and 3 through 6 and 10 through 14 of the Euro Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

               This Agreement is subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 3(g), 6, 10, 11 and 13 of the Euro Distribution Agreement shall survive for the purposes of this Agreement.

               The following information, opinions, certificates, letters and documents referred to in Section 4 of the Euro Distribution Agreement will be required: ________________.



                                          [DEAN WITTER INTERNATIONAL LTD.]


                                          By:_______________________________
                                             Name:
                                             Title:


                                          [MORGAN STANLEY & CO. INTERNATIONAL
                                             LIMITED]


                                          By:_______________________________
                                             Name:
                                             Title:



                                          [MORGAN STANLEY BANK AG]


                                          By:_______________________________
                                             Name:
                                             Title:



                                          [MORGAN STANLEY S.A.]


                                          By:_______________________________
                                             Name:
                                             Title:



                                          [BANK MORGAN STANLEY AG]


                                          By:_______________________________
                                             Name:
                                             Title:


Accepted:

MORGAN STANLEY, DEAN WITTER,
  DISCOVER & CO.


By:_______________________________
   Name:
   Title:


                                                                   EXHIBIT A-1


                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

                      GLOBAL UNITS, SERIES D AND SERIES E

                             UNITS TERMS AGREEMENT


                                                _______________, 19 __

Morgan Stanley, Dean Witter,
        Discover & Co.
1585 Broadway
New York, New York  10036

Attention:

         Re: Euro Distribution Agreement dated June 2, 1997 (the "Euro Distribution Agreement")
                  ---------------------------------------------------

               The undersigned agrees to purchase your Global Units, Series [D/E], [specified designation] having the following terms:

                                      Universal Warrants Issued         Purchase Contracts Issued
All Units:                            as Part of a Unit:                as Part of a Unit:
-------------------------------       ------------------------------    ----------------------------

Settlement Date and Time:             Designation of the Series of      Designation of the Series of
                                      Warrants: [Call] [Put]            Purchase Contracts:
                                      Warrants                          [Purchase][Sale] Purchase
                                                                        Contracts
Number (Face Amount):                 Warrant Property:                 Purchase Contract Property:
Severability:                         Aggregate Number of               Aggregate Number of
                                      Warrants:                         Purchase Contracts:
Other Terms:                          Date(s) upon which                Quantity per Purchase
                                      Warrants may be exercised:        Contract:
                                      Currency in which exercise        Purchase Price:
                                      payments shall be made:
                                      Exchange Rate (or method          Settlement Date:
                                      of calculation:
                                      Form of Settlement:               Payment Location:
                                      [Call Price:](1)
                                      [Formula for determining          Method of Settlement:
                                      Cash Settlement Value:](2)
                                      [Amount of Warrant                Currency of Settlement
                                      Property Salable per              Payment:
                                      Warrant:](3)
                                      [Put Price for such               Contract Fees, if any:
                                      specified amount of
                                      Warrant Property per
                                      Warrant:]
                                      [Method of delivery of any        Corporation Acceleration:
                                      Warrant Property to be
                                      delivered for sale upon
                                      exercise of Warrants:](3)
                                      Other Terms:                      Holders' Acceleration:
                                                                        Redemption Provisions:
                                                                        Other Terms:

---------
(1) Applicable to Call Warrants

(2) Applicable to Put Warrants

(3) Applicable to Put Warrants only if such Put Warrants contemplate that the holder deliver Warrant Property to settle Put Warrants


All Notes Issued as Part of        Fixed Rate Notes Issued as      Floating Rate Notes Issued
a Unit:                            Part of a Unit:                 as Part of a Unit:
-------------------------------    ------------------------------  ----------------------------

Principal Amount:                  Interest Rate:                  Base Rate:
Purchase Price:                    Applicability of Modified       Index Maturity:
                                   Payment upon Acceleration:
Price to Public:                   If yes, state issue price:      Spread (Plus or Minus):
Settlement Date and Time:          Amortization Schedule:          Spread Multiplier:
Place of Delivery:                 Applicability of Annual         Alternate Rate Event
                                   Interest Payments:              Spread:
Specified Currency:                Denominated Currency (if        Initial Interest Rate:
                                   any):
Original Issue Date:               Indexed Currency or             Initial Interest Reset Date:
                                   Currencies (if any):
Interest Accrual Date:             Payment Currency (if any):      Interest Reset Dates:
Interest Payment Date(s):          Exchange Rate Agent (if         Interest Reset Period:
                                   any):
Maturity Date:                     Reference Dealers:              Maximum Interest Rate:
Initial Accrual Period OID:        Face Amount (if any):           Minimum Interest Rate:
Total Amount of OID:               Fixed Amount of each            Interest Payment Period:
                                   Indexed Currency (if any):
Original Yield to Maturity:        Aggregate Fixed Amount of       Calculation Agent:
                                   each Indexed Currency (if
                                   any):
Optional Repayment                                                 Reporting Service:
Date(s):
Optional Redemption                                                Index Currency:
Date(s):
Initial Redemption Date:
Initial Redemption
Percentage:
Annual Redemption
Percentage Reduction:
Ranking:
Series:
Minimum Denominations:
Other Terms:

               The provisions of Sections 1, 2(b) and 2(c) and 3 through 6 and 10 through 14 of the Euro Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

               This Agreement is subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 3(g), 6, 10, 11 and 13 of the Euro Distribution Agreement shall survive for the purposes of this Agreement.

               The following information, opinions, certificates, letters and documents referred to in Section 4 of the Euro Distribution Agreement will be required: ___________.



                                           [DEAN WITTER INTERNATIONAL
                                           LTD.]


                                           By:_______________________________
                                              Name:
                                              Title:



                                           [MORGAN STANLEY & CO. INTERNATIONAL
                                             LIMITED]


                                           By:_______________________________
                                              Name:
                                              Title:



                                           [MORGAN STANLEY BANK AG]


                                           By:_______________________________
                                              Name:
                                              Title:



                                           [MORGAN STANLEY S.A.]


                                           By:_______________________________
                                              Name:
                                              Title:



                                           [BANK MORGAN STANLEY AG]


                                           By:_______________________________
                                              Name:
                                              Title:


Accepted:

MORGAN STANLEY, DEAN WITTER,
  DISCOVER & CO.


By:_______________________________
   Name:
   Title:





                                                                     EXHIBIT B



                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

                GLOBAL MEDIUM-TERM NOTES, SERIES D AND SERIES E

                      GLOBAL UNITS, SERIES D AND SERIES E

                           ADMINISTRATIVE PROCEDURES

                       _________________________________


            Explained below are the administrative procedures and specific terms of the offering of (i) Global Medium-Term Notes, Series D (the "Series D Notes"), (ii) Global Medium-Term Notes, Series E (the "Series E Notes" and together with the Series D Notes, the "Notes"), (iii) Global Units, Series D (the "Series D Units") and (iv) Global Units, Series E (the "Series E Units" and together with the Series D Units, the "Units", and the Units together with the Notes, the "Program Securities"), on a continuous basis by Morgan Stanley, Dean Witter, Discover & Co. (the "Company") pursuant to the Euro Distribution Agreement dated June ___, 1997 (the "Distribution Agreement") among the Company, Dean Witter International Ltd., Morgan Stanley & Co. International Limited, Morgan Stanley Bank AG, Morgan Stanley S.A. and Bank Morgan Stanley AG (collectively or individually the "Agent" as the context requires). The Notes may be issued, either alone or as part of a Unit, in registered form without coupons ("Registered Notes"), in bearer form with or without coupons ("Bearer Notes") or in any combination of Registered Notes and Bearer Notes. The Units may be issued in registered form ("Registered Units"), in bearer form ("Bearer Units") or in any combination of Registered Units and Bearer Units. The securities comprised by a Unit will be issued in the same form as such Unit. Bearer Notes and Bearer Units initially will be represented by, in the case of Bearer Notes, a Temporary Global Note and, in the case of Bearer Units, a Temporary Global Unit. Such Temporary Global Note and Temporary Global Unit will subsequently be represented by, in the case of the Temporary Global Note, a Permanent Global Note and, in the case of the Temporary Global Unit, a Permanent Global Unit. Interests in a Permanent Global Note may be exchanged, in whole, for individual definitive Bearer Notes. Definitive Bearer Notes may be exchanged, if the applicable Pricing Supplement so specifies, in whole or in part, for Registered Notes. Interests in a Permanent Global Unit may be exchanged, in whole, for individual definitive Bearer Units. Definitive
Bearer Units may be exchanged, if the applicable Pricing Supplement so specifies, in whole or in part, for Registered Units.

            The Notes may be issued as senior indebtedness (the "Senior Notes") or subordinated indebtedness (the "Subordinated Notes") of the Company, and as used herein the term "Notes" includes the Senior Notes and the Subordinated Notes. The Senior Notes will be issued pursuant to the provisions of a senior indenture dated as of April 15, 1989 (as supplemented by a first supplemental senior indenture dated as of May 15, 1991, a second supplemental senior indenture dated as of April 15, 1996, a third supplemental senior indenture dated as of June 1, 1997 and as it may be further supplemented or amended from time to time, the "Senior Debt Indenture"), between the Company and The Chase Manhattan Bank (formerly known as Chemical
Bank) ("Chase"), as trustee. The Subordinated Notes will be issued pursuant to the provisions of a subordinated indenture dated as of April 15, 1989 (as supplemented by a first supplemental subordinated indenture dated as of May 15, 1991, a second supplemental subordinated indenture dated as of April 15, 1996, a third supplemental subordinated indenture dated as of June 1, 1997 and as it may be further supplemented or amended from time to time, the "Subordinated Debt Indenture"), between the Company and The First National Bank of Chicago, as trustee. The Senior Debt Indenture and the Subordinated Debt Indenture are sometimes hereinafter referred to individually as an "Indenture" and collectively as the "Indentures."

            The Units will be issued pursuant to the Unit Agreement dated as of June 2, 1997 (the "Unit Agreement") among the Company, Chase, as Unit
Agent, as Collateral Agent, as Trustee and Paying Agent under the Senior Debt Indenture, and as Warrant Agent under the Universal Warrant Agreement dated as of June 2, 1997 between the Company and Chase, as Warrant Agent (the "Universal Warrant Agreement"), and the holders from time to time of the Units. Units may include, one or more (i) Senior Notes, (ii) warrants ("Universal Warrants") entitling the holders thereof to purchase or sell (a) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or composite currencies or (c) commodities, (iii) purchase contracts ("Purchase Contracts") requiring the holders thereof to purchase or sell (a) securities of an entity unaffiliated with the Company, a basket of such securities, an index or indices of such securities or any combination of the above, (b) currencies or composite currencies or (c) commodities or (iv) any combination thereof. The applicable Pricing Supplement will specify whether or not the Notes, Universal Warrants and Purchase Contracts comprised by a Unit may or
may not be separated from the Unit.   Universal Warrants issued as part of a
Unit will be issued pursuant to the Universal Warrant Agreement. Purchase Contracts entered into by the Company and the holders thereof will be governed by the Unit Agreement.

            In the Distribution Agreement, the Agent has agreed to use reasonable efforts to solicit purchases of the Program Securities, and the administrative procedures explained below will govern the issuance and settlement of any Program Securities sold through the Agent, as agent of the Company. The Agent, as principal, may also purchase Program Securities for its own account, and if requested by the Agent, the Company and the Agent will enter into a terms agreement (in the case of Notes, a "Notes Terms Agreement" and, in the case of Units, a "Units Terms Agreement"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Program Securities purchased by the Agent, as principal, unless otherwise specified in the applicable Notes Terms Agreement or Units Terms Agreement.

            Chase has initially been appointed the (i) Calculation Agent, Authenticating Agent and Principal Paying Agent for the Notes, (ii) the Unit Agent for the Units, (iii) the Warrant Agent for the Universal Warrants and
(iv) the Registrar for the Registered Notes, and will perform the duties specified herein. As used herein, the term "Principal Paying Agent" shall mean Chase acting through its London office in connection with the authentication and delivery of the Notes, whether issued alone or as part of a Unit, pursuant to the terms of the Indentures and the term "Unit Agent" shall mean Chase acting through its London office in connection with the completion and delivery of the Units (including, as applicable, countersigning and delivering any Universal Warrants, as Warrant Agent, and countersigning, executing and delivering any Purchase Contracts, as Unit Agent, includable in such Unit), pursuant to the terms of the Unit Agreement. "Warrant Agent" shall mean Chase acting through its London office. The Series D Notes and the Series D Units are intended to be listed on The London Stock Exchange Limited (the "London Stock Exchange"). Application may, in certain circumstances described in the Prospectus Supplement relating to the Notes and the Units (the "Prospectus Supplement"), be made to list Series D Notes and Series D Units on the Bourse de Paris (the "Paris Bourse"). The Series E Notes and the Series E Units will not be listed on any stock exchange. The Company has appointed Morgan Stanley & Co. International Limited as the listing agent for purposes of listing the Series D Notes and the Series D Units on the London Stock Exchange and has appointed Morgan Stanley S.A. as the listing agent for purposes of listing the Series D Notes and the Series D Units on the Paris Bourse.

            Each Bearer Note and each Bearer Unit (including each security comprised by such Bearer Unit) initially will be represented by, in the case of a Bearer Note, a Temporary Global Note and, in the case of a Bearer Unit, a Temporary Global Unit, each of which will be delivered to a common depositary located outside the United States (the "Depositary") for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "Euroclear Operator"), Cedel Bank, societe anonyme ("Cedel Bank") and/or any other relevant clearing system (including Societe Interprofessionalle pour la Compensation des Valeures Mobilieres ("SICOVAM")). Such Temporary Global Note and Temporary Global Unit will subsequently be represented by, in the case of the Temporary Global Note, a Permanent Global Note and, in the case of the Temporary Global Unit, a Permanent Global Unit. The first request by any beneficial owner to exchange any interest in a Permanent Global Note to a definitive Bearer Note shall result in the exchange of all (and not less than all) interests in such Permanent Global Note for definitive Bearer Notes; provided that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Notes for Registered Notes. The first request by any beneficial owner to exchange any interest in a Permanent Global Unit to a definitive Bearer Unit shall result in the exchange of all (and not less than all) interests in such Permanent Global Unit for definitive Bearer Units; provided that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Units for Registered Units.

          Unless otherwise defined herein, terms defined in the Indentures, the Unit Agreement, the Universal Warrant Agreement, the Notes, the Units, the Universal Warrants, the Purchase Contracts or any Prospectus Supplement relating to the Program Securities shall be used herein as therein defined.

          The Company will advise the Agent in writing of the employees of the Company with whom the Agent is to communicate regarding offers to purchase Program Securities, and the related settlement details.

                         ADMINISTRATIVE PROCEDURES FOR
                        BEARER NOTES, REGISTERED NOTES,
                      BEARER UNITS AND REGISTERED UNITS



Issuance:                   Bearer Notes.  Each Bearer Note, whether issued
                            alone or as part of a Unit, will be dated as of its Original Issue Date. Each Bearer Note will bear an Original Issue Date, which will be (i) with respect to a Temporary Global Note (or any portion thereof), the date of its original issue as specified in such Temporary Global
                            Note or (ii) with respect to any Permanent
                            Global Note or any definitive Bearer Note (or any portion thereof) issued subsequently upon transfer or exchange of a Bearer Note or in lieu of a destroyed, lost or stolen Bearer Note
                            (a "Replacement Bearer Note"), the Original
                            Issue Date of the predecessor Bearer Note, regardless of the date of authentication of such subsequently issued Bearer Note.

                            Registered Notes. Each Registered Note, whether issued alone or as part of a Unit, will be dated as of the date of its authentication by Chase. Each Registered Note will also bear an Original Issue Date, which will be (i) with respect to an original Registered Note (an "Original Registered Note") (or any portion thereof), its original issuance date (which will be the settlement date) and (ii) with respect to any Registered Note (or portion thereof) issued subsequently upon transfer or exchange of a Registered Note or in lieu of a destroyed, lost or stolen Registered Note (a "Replacement Registered Note"), the original issuance date of the predecessor Registered Note, regardless of the date of authentication of such subsequently issued Registered Note.

                            Bearer Units. Each Bearer Unit (whether in temporary, permanent or definitive form) will be [deemed to be] dated as of the Original Issue Date of the Bearer Note comprised by such Unit in accordance with the procedures described above.

                            Registered Units. Each Registered Unit will be [deemed to be] dated as of the Original Issue Date of the Registered Note comprised by such Unit in accordance with the procedures described above.

Denominations:              Bearer Notes.  Unless otherwise specified in the
                            applicable Pricing Supplement, Bearer Notes, whether issued alone or as part of a Unit, will be issued only in denominations of $1,000 (or, in the case of Bearer Notes not denominated in U.S. dollars, the equivalent thereof in the Specified Currency, rounded to the nearest
                            1,000 units of the Specified Currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Bearer
                            Notes not denominated in U.S. dollars, 1,000 units of the Specified Currency).

                            Registered Notes. Unless otherwise specified in the applicable Pricing Supplement, Registered Notes will be issued, either alone or as part of a Unit, only in denominations of $1,000 (or, in the case of Registered Notes not denominated in U.S. dollars, the equivalent thereof in the Specified Currency, rounded to the nearest 1,000 units of the Specified Currency) or any amount in excess thereof which is an integral multiple of $1,000 (or, in the case of Registered Notes not denominated in U.S. dollars, 1,000 units of the Specified Currency).

                            Bearer Units. Unless otherwise specified in the applicable Pricing Supplement, Bearer Units will be issued only in denominations of a single Unit and any integral multiple thereof, with face amounts in denominations as indicated in the applicable Pricing Supplement, generally corresponding to the denominations of the Notes comprised by such Units.

                            Registered Units. Unless otherwise specified in the applicable Pricing Supplement, Registered Units will be issued only in denominations of a single Unit and any integral multiple thereof, with face amounts in denominations as indicated in the applicable Pricing Supplement, generally corresponding to the denominations of the Notes comprised by such Units.

Global Notes and
Definitive Bearer
and Registered Notes:       Until Final Certification (as defined below) with
                            respect to an issuance of Bearer Notes has occurred, such Notes, together with all other
                            Bearer Notes that have the same terms (other than their respective principal amounts) (all such Notes herein referred to collectively as a "Note Tranche"), will be represented by a single Temporary Global Note in bearer form without interest coupons. The Company shall execute, and upon Company instructions the Principal Paying Agent shall complete and authenticate, such Temporary Global Note upon the same conditions and in substantially the same manner, and with the same effect, as an individual definitive Bearer Note. On or prior to the settlement date (which will normally be the Original Issue Date) with respect to such Notes, the Principal Paying Agent shall deposit the Temporary Global Note with the Depositary in the manner specified below under "Settlement
                            Procedures;  Bearer Notes and Bearer Units".
                            The interest of each beneficial owner of Notes represented by such Temporary Global Note will be credited to the appropriate account with Cedel Bank, the Euroclear Operator or any other relevant clearing system.

                            On or after the date (the "Exchange Date") that is the 40th day following the date on which the Company receives the proceeds of the sale of a Temporary Global Note (the "Closing Date"), or if such Note is held by the Agent as part of an unsold allotment or subscription more than 40 days after the Closing Date for such Note, on or after the day after the date such Note is sold by the Agent, all as notified by the Agent in writing to Chase, the interest of the beneficial owners of the Notes represented by the Temporary Global Note shall be canceled and such interests shall thereafter be represented by a Permanent Global Note in bearer form without interest coupons held in London by the Depositary; provided that Final Certification (as described below) has occurred. The interest of each beneficial owner of Notes represented by such Permanent Global Note will be credited to the appropriate account with Cedel Bank, the Euroclear Operator or any other relevant clearing system.

                            The beneficial owner of an interest in a Permanent Global Note may, at any time, upon 30 days' written notice to the Principal Paying Agent given by such beneficial owner through either Cedel Bank, the Euroclear Operator or any other relevant clearing system, as the case may be, exchange its beneficial interest in such Permanent Global Note for one or more definitive Bearer Notes with coupons attached, if appropriate, or, if the applicable Pricing Supplement so specifies, one or more Registered Notes in authorized denominations equal in aggregate principal amount to such beneficial interest; provided that a request by any beneficial owner to exchange any interest in a Permanent Global Note for a definitive Bearer Note shall result in the exchange of all (and not less than all) interests in such Permanent Global Note for definitive Bearer Notes; provided further, that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Notes for Registered Notes. To effect such exchange, the interest of such beneficial owner in such Permanent Global Note shall be canceled and one or more definitive Bearer Notes or Registered Notes, as the case may be, shall be issued to such beneficial owner, through the Euroclear Operator or Cedel Bank or any other relevant clearing system, as the case may be.

                            In all events, Bearer Notes and coupons will be delivered by the Principal Paying Agent only outside the United States.

Global Units and
Definitive Bearer
and Registered Units:       Until Final Certification (as defined below) has
                            occurred with respect to an issuance of Bearer
                            Notes included in an issuance of Bearer Units, such Units, together with all other Bearer
                            Units that include securities that have the same terms (other than their respective number and face amounts) (all such Units herein referred to collectively as a "Unit Tranche"), will be represented by a single Temporary
                            Global Unit in bearer form (which form shall include the corresponding temporary global forms of each security comprised by such Unit).
                            The Company shall execute, and upon Company instructions, Chase, as Unit Agent, shall complete such Temporary Global Unit (including, as applicable, authenticating any Temporary
                            Global Note, as Principal Paying Agent,
                            countersigning and delivering any Universal
                            Warrants, as Warrant Agent, and countersigning, executing and delivering any Purchase
                            Contracts, as Unit Agent, includable in such
                            Unit) upon the same conditions and in
                            substantially the same manner, and with the same effect, as an individual definitive Bearer
                            Unit.  On or prior to the settlement date
                            (which will normally be the Original Issue Date of the Notes comprised by a Unit) with respect to such Units, the Unit Agent shall deposit the Temporary Global Unit (with the corresponding temporary global forms of each security comprised by such Unit) with the Depositary in the manner specified below under "Settlement
                            Procedures;  Bearer Notes and Bearer Units".
                            The interest of each beneficial owner of Units represented by such Temporary Global Unit will be credited to the appropriate account with Cedel Bank, the Euroclear Operator or any other relevant clearing system.

                            On or after the Exchange Date of the Temporary Global Note comprised by a Temporary Global Unit, the interest of the beneficial owners of the Units represented by the Temporary Global Unit shall be canceled and such interests shall thereafter be represented by a Permanent Global Unit in bearer form (with the corresponding temporary global forms of each security comprised by such Unit) held in London by the Depositary; provided that Final Certification (as described below) of the Notes comprised by such Unit has occurred. The interest of each beneficial owner of Units represented by such Permanent Global Unit will be credited to the appropriate account with Cedel Bank, the Euroclear Operator or any other relevant clearing system.

                            The beneficial owner of an interest in a Permanent Global Unit may, at any time, upon 30 days' written notice to the Unit Agent given by such beneficial owner through either Cedel Bank, the Euroclear Operator or any other relevant clearing system, as the case may be, exchange its beneficial interest in such Permanent Global Unit for one or more definitive Bearer Units or, if the applicable Pricing Supplement so specifies, one or more Registered Units in authorized denominations equal in aggregate number and aggregate face amount to such beneficial interest; provided that a request by any beneficial owner to exchange any interest in a Permanent Global Unit for a definitive Bearer Unit shall result in the exchange of all (and not less than all) interests in such Permanent Global Unit for definitive Bearer Units; provided further, that, if the applicable Pricing Supplement so specifies, nothing herein shall prevent the further exchange of definitive Bearer Units for Registered Units. To effect such exchange, the interest of such beneficial owner in such Permanent Global Unit shall be canceled and one or more definitive Bearer Units or Registered Units, as the case may be, shall be issued to such beneficial owner, through the Euroclear Operator or Cedel Bank or any other relevant clearing system, as the case may be.

                            In all events, Bearer Units will be delivered by the Unit Agent only outside the United States.

Notes or Units Purchased
by U.S. Persons:            All Notes (whether issued alone or as part
                            of a Unit) purchased in connection with
                            their original issuance by or on behalf of a U.S. Person (as defined in the Distribution Agreement) (other than a branch of a United States financial institution (as defined in United States
                            Treasury Regulation Section
                            1.165-12(c)(1)(v)) located outside the
                            United States purchasing for its own
                            account or for resale (a "Qualifying
                            Foreign Branch") or other permitted U.S.
                            purchasers as provided in the Prospectus
                            Supplement that satisfies the conditions for receiving Bearer Notes as described under "Final Certification" below) will be issued only as Registered Notes and any Units comprising such Notes will be issued only as Registered Units.

Final Certification:        Final Certification with respect to a
                            Temporary Global Note (whether issued
                            alone or as part of a Unit) shall mean the delivery by the Euroclear Operator, Cedel
                            Bank or any other relevant clearing
                            system, as the case may be, to the
                            Principal Paying Agent of a signed
                            certificate (each a "Clearance System
                            Certificate") in the form set forth in
                            Appendix 1 hereto with respect to the
                            Notes being exchanged, dated no earlier
                            than the Exchange Date for such Notes, to the effect that the Euroclear Operator, Cedel Bank or any other relevant clearing system, as the case may be, has received certificates in writing, by tested telex or by electronic transmission from the account holders appearing on its records as entitled to such Notes ("Ownership
                            Certificates") in the form set forth in
                            Appendix 2 hereto with respect to each of such Notes, which Ownership Certificates shall be dated no earlier than ten days before the Exchange Date.

Preparation of
Pricing Supplement:         If any offer to purchase a Program Security is
                            accepted by or on behalf of the Company, the Company will prepare a pricing supplement (a
                            "Pricing Supplement") reflecting the terms of such Program Security, will arrange to file an electronic format document, in the manner prescribed by the EDGAR Filer Manual, of such Pricing Supplement with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act and will, as soon as possible and in any event not later than the date on which such Pricing Supplement is filed with the Commission, deliver the number of copies of such Pricing Supplement to the Agent as the Agent shall request. The Agent will cause such Pricing Supplement to be delivered to the purchaser of the Program Security.

                            In each instance that a Pricing Supplement is prepared, the Agent will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements, and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

Settlement:                 The receipt by the Company of immediately
                            available funds in exchange for (i) the
                            delivery of an authenticated Temporary Global
                            Note or a Temporary Global Unit (including each
                            security comprised by such Unit) to the
                            Depositary in the manner described in
                            "Settlement Procedures;  Bearer Notes and
                            Bearer Units" below or (ii) the delivery of an
                            authenticated Registered Note or a Registered
                            Unit (including each security comprised by such
                            Unit) to the Agent shall constitute
                            "settlement" with respect to such Note or Unit.
                            All offers accepted by the Company will be
                            settled on the fifth Business Day next
                            succeeding the date of acceptance pursuant to
                            the timetable for settlement set forth below,
                            unless the Company and the purchaser agree to
                            settlement on another day, which shall be no
                            earlier than the next Business Day.
Settlement
Procedures;
Bearer Notes
and Bearer Units:           Procedures with regard to each Bearer Note or
                            Bearer Unit sold by the Company to or through the Agent (unless otherwise specified pursuant to a Notes Terms Agreement or a Units Terms
                            Agreement) shall be as follows:

                            A.    In the case of a Bearer Note
                                  (whether issued alone or as part of
                                  a Unit), the Agent will advise the
                                  Company by telephone that such Note,
                                  is initially a Bearer Note and of
                                  the following settlement information:

                                  1.    Principal amount.

                                  2.    Maturity Date.

                                  3.    Interest Payment Date(s).

                                  4.    In the case of a Fixed Rate Bearer
                                        Note, whether such Note is an
                                        Amortizing Note, and, if so, the
                                        amortization schedule, or, in the
                                        case of a Floating Rate Bearer Note,
                                        the Initial Interest Rate (if known
                                        at such time), Interest Payment
                                        Period, Calculation Agent, Base Rate,
                                        Index Maturity, Index Currency,
                                        Interest Reset Period, Initial
                                        Interest Reset Date, Interest Reset
                                        Dates, Spread or Spread Multiplier
                                        (if any), Minimum Interest Rate (if
                                        any), Maximum Interest Rate (if any)
                                        and the Alternate Rate Event Spread
                                        (if any).

                                  5.    Redemption or repayment provisions
                                        (if any).

                                  6.    Ranking.

                                  7.    Settlement date and time (Original
                                        Issue Date).

                                  8.    Interest Accrual Date.

                                  9.    Price.

                                 10. Agent's commission (if any) determined as provided in the Distribution Agreement.

                                 11.    Specified Currency.

                                 12.    Whether the Note is an Original Issue
                                        Discount Note (an "OID Note"), and
                                        if it is an OID Note, the total
                                        amount of OID, the yield to
                                        maturity, the initial accrual period
                                        OID and the applicability of
                                        Modified Payment upon Acceleration
                                        (and, if so, the Issue Price).


                                 13.    Agent's account number at Cedel Bank,
                                        the Euroclear Operator or any other
                                        relevant clearing system.

                                 14.    Whether such Note is a Series D Note
                                        or a Series E Note.

                                 15.    Any other applicable provisions.

                            B.   In the case of a Bearer Unit, the
                                 Agent will advise the Company by
                                 telephone that such Unit is initially
                                 a Bearer Unit, of the information
                                 set forth in "Settlement Procedures;
                                 Bearer Notes and Bearer Units" "A"
                                 above with respect to Bearer Notes
                                 that constitute a part of such
                                 Bearer Unit and of the following
                                 information:

                                  1.    Settlement date and time.

                                  2.    Number of Units (and Face Amount).

                                  3.    Agent's commission, if any,
                                        determined as provided in the
                                        Distribution Agreement.

                                  4.    Designation of the Securities
                                        comprised by such Units:

                                        a.    Notes (See "Settlement
                                              Procedures; Bearer Notes
                                              and Bearer Units" "A" );

                                        b.    Universal Warrants, if
                                              any; and

                                        c.    Purchase Contracts, if any.

                                  5.    Any other provisions applicable to
                                        the Unit (other than those provisions
                                        applicable to the securities comprised
                                        by such Unit).

                                  6.    If the Bearer Unit comprises Bearer
                                        Universal Warrants:

                                        a.    Designation of the Series of
                                              Universal Warrants: [Call]
                                              [Put] Universal Warrants;

                                        b.    Warrant Property;

                                        c.    Aggregate Number of
                                              Universal Warrants;

                                        d.    Price to Public;

                                        e.    Universal Warrant Exercise
                                              Price;

                                        f.    Dates upon which Universal
                                              Warrants may be exercised;

                                        g.    Expiration Date;

                                        h.    Currency in which exercise
                                              payments shall be made;

                                        i.    Minimum number of Universal
                                              Warrants exercisable by any
                                              holder on any day;

                                        j.    Maximum number of Universal
                                              Warrants exercisable on any
                                              day: [In the aggregate] [By
                                              any beneficial owner];

                                        k.    Formula for determining Cash
                                              Settlement Value;

                                        l.    Exchange Rate (or method of
                                              calculation); and

                                        m.    Any other applicable provisions.

                                  7.    If the Bearer Unit comprises Bearer
                                        Purchase Contracts:

                                        a.    Purchase Contract

                                        b.    Purchase Price;

                                        c.    Settlement Date;

                                        d.    Payment Location;

                                        e.    Method of Settlement;

                                        f.    Method of Computing Settlement
                                              Amount;

                                        g.    Currency of Settlement Payment;

                                        h.    Authorized Number of Purchase
                                              Contracts;

                                        i.    Aggregate Purchase Price;

                                        j.    Contract Fees;

                                        k.    Corporation Acceleration;

                                        h.    Holders' Acceleration;

                                        i.    Redemption Provisions; and

                                        j.    Any other applicable provisions.

                            C.    The Company will advise Chase as the
                                  Principal Paying Agent for the Notes or
                                  as the Unit Agent for the Units by
                                  telephone or electronic transmission
                                  (confirmed in writing at any time on the same date) of the information set forth in "Settlement Procedures; Bearer Notes and Bearer Units" "A" or "B", above, as applicable, and shall give the Principal Paying Agent or the Unit Agent, as the case may be, written instructions (substantially in the form set out in Appendix 3 and Appendix 4, as applicable) to prepare a Temporary Global Note for each Note Tranche or a Temporary Global Unit (with the corresponding temporary global forms of each security comprised by such Unit) for each Unit Tranche, as the case may be, which the Company has agreed to sell. The Company will send a copy of such instructions to the Agent and the relevant Trustee.

                                  The Principal Paying Agent or the Unit Agent shall telephone each of the Euroclear Operator, Cedel Bank or any other relevant clearing system with a request for a security code for each Note Tranche or Unit Tranche (and, if applicable, a security code for each security comprised by the Units of such Unit Tranche) agreed to be issued and shall notify the Company and the Agent of such security code or codes as soon as practicable.

                            D. In accordance with instructions received from the Company, (i) the Principal Paying Agent shall authenticate and deliver a Temporary Global Note for each Note Tranche or Unit Tranche, as applicable, which the Company has agreed to sell and (ii) the Unit Agent shall prepare a Temporary Global Unit for each Unit Tranche for which the Company has agreed to sell (including, as applicable, by countersigning and delivering any Universal Warrants includable in such Unit, by countersigning, executing and delivering and Purchase Contracts includable in such Unit and by obtaining from the Principal Paying Agent the Notes to be included in such Units, authenticated in accordance with clause
                                  (i) above).  The settlement of each of
                                  the Note Tranche and the Unit Tranche is to occur on the relevant settlement date. All such Temporary Global Notes and all such Temporary Global Units (including all of the securities included in such Units) will then be delivered to the Depositary. The Principal Paying Agent or the Unit Agent, as the case may be, will also give instructions to the Euroclear Operator, Cedel Bank or any other relevant clearing system to credit the Notes or Units represented by such Temporary Global Note or Temporary Global Unit delivered to such Depositary to, in the case of the Notes, the Principal Paying Agent's distribution account and, in the case of the Units, the Unit Agent's distribution account, at the Euroclear Operator, Cedel Bank or any other relevant clearing system. At settlement of any Note Tranche, the Principal Paying Agent will instruct the Euroclear Operator, Cedel Bank or any other relevant clearing system to debit, on the settlement date, from the distribution account of the Principal Paying Agent the principal amount of Notes of each Note Tranche, with respect to which the Agent has solicited an offer to purchase and to credit, on the settlement date, such principal amount to the account of the Agent with the Euroclear Operator, Cedel Bank or any other relevant clearing system against payment of the purchase payment price of such Notes. At settlement of any Unit Tranche, the Unit Agent will instruct the Euroclear Operator, Cedel Bank or any other relevant clearing system to debit, on the settlement date, from the distribution account of the Unit Agent the number and face amount of Units of each Unit Tranche, with respect to which the Agent has solicited an offer to purchase and to credit, on the settlement date, such number and face amount to the account of the Agent with the Euroclear Operator, Cedel Bank or any other relevant clearing system against payment of the purchase payment price of such Units. In the case of the Notes and the Units, the Agent shall give corresponding instructions to the Euroclear Operator, Cedel Bank or any other relevant clearing system.

                            E. The Euroclear Operator, Cedel Bank and any other relevant clearing system shall debit and credit accounts in accordance with instructions received from the Principal Paying Agent and the Agent, in the case of Notes and the Unit Agent and the Agent, in the case of Units.

                                  Each of the Principal Paying Agent and
                                  the Unit Agent shall pay the Company the
                                  aggregate net proceeds received by it in
                                  immediately available funds via a
                                  transfer of funds to the U.S. dollar
                                  account of the Company with a bank in New
                                  York City (or, with respect to Notes and
                                  Units payable in a Specified Currency
                                  other than U.S. dollars, to an account
                                  maintained at a bank selected by the
                                  Company, which bank shall be located
                                  outside the United Kingdom in the case of
                                  Notes and Units payable in a Specified
                                  Currency other than pounds sterling that
                                  mature not later than five years from and
                                  including the date of issue thereof)
                                  designated by the Company in writing.
Settlement Procedures
Timetable; Bearer Notes
and Bearer Units:                 For sales by the Company of Bearer Notes
                                  or of Bearer Units to or through the
                                  Agent, "Settlement Procedures; Bearer
                                  Notes and Bearer Units" "A" through "E"
                                  above shall be completed on or before the respective times set forth below:

                                  Settlement
                                  Procedure;
                                  Bearer Notes
                                  and Bearer
                                  Units                   Time
                                  ------------            ----

                                  A           12:00 P.M. (NYC time) three days
                                                before settlement date

                                  B           12:00 P.M. (NYC time) three days
                                                be fore settlement date

                                  C           9:00 A.M. (London time) two days
                                                before settlement date

                                  D           3:45 P.M. (London time) one day
                                                before settlement date

                                  E           5:00 P.M. (NYC time) on
                                                settlement date
Settlement Procedures;
Registered Notes and
Registered Units:                 Settlement Procedures with regard to
                                  each Registered Note and Registered
                                  Unit sold by the Company to or through
                                  the Agent (unless otherwise specified
                                  pursuant to a Notes Terms Agreement or
                                  a Units Terms Agreement) shall be as
                                  follows:

                                  AA.   In the case of a Registered Note
                                        (whether issued alone or as part of a
                                        Unit), the Agent will advise the
                                        Company by telephone that such Note is
                                        a Registered Note and of the following
                                        settlement information:

                                        1.    Name in which such Note is to be
                                              registered ("Registered Note
                                              Owner").

                                        2.    Address of the Registered Note
                                              Owner and address for payment of
                                              principal and interest.

                                        3.    Taxpayer identification number
                                              of the Registered Note Owner (if
                                              available).

                                        4.    Principal amount.

                                        5.    Maturity Date.

                                        6.    Interest Payment Date(s)

                                        7.    In the case of a Fixed Rate
                                              Registered Note, the Interest
                                              Rate, whether such Note is an
                                              Amortizing Note and, if so, the
                                              amortization schedule, or, in
                                              the case of a Floating Rate
                                              Registered Note, the Initial
                                              Interest Rate (if known at
                                              such time), Interest Payment
                                              Period, Calculation Agent,
                                              Base Rate, Index Maturity,
                                              Index Currency, Interest
                                              Reset Period, Initial
                                              Interest Reset Date, Interest
                                              Reset Dates, Spread or Spread
                                              Multiplier (if any), Minimum
                                              Interest Rate (if any),
                                              Maximum Interest Rate (if
                                              any) and the Alternate Rate
                                              Event Spread (if any).

                                        8.    Redemption or repayment
                                              provisions (if any).

                                        9.    Ranking.

                                       10.    Settlement date and time
                                              (Original Issue Date).

                                       11.    Interest Accrual Date.

                                       12.    Price.

                                       13.    Agent's commission (if any)
                                              determined as provided in the
                                              Distribution Agreement.

                                       14.    Denominations.

                                       15.    Specified Currency.

                                       16.    Whether the Note is an OID Note,
                                              and if it is an OID Note, the
                                              total amount of OID, the yield
                                              to maturity, the initial accrual
                                              period OID and the applicability
                                              of Modified Payment upon
                                              Acceleration (and if so, the
                                              Issue Price).

                                       17.    Whether such Note is a Series D
                                              Note or a Series E Note.

                                       18.    Any other applicable provisions.


                                  BB.  In the case of a Registered Unit, the
                                       Agent will advise the Company by
                                       telephone that such Unit is a
                                       Registered Unit, of the information set
                                       forth in "Settlement Procedures;
                                       Registered Notes and Registered Units"
                                       "A" above with respect to Registered
                                       Notes that constitute a part of such
                                       Registered Unit and of the following
                                       information:

                                        1.   Name in which such Unit is to be
                                             registered ("Registered Unit
                                             Owner").

                                        2.   Address of the Registered Unit
                                             Owner.

                                        3.   Taxpayer identification number of
                                             the Registered Unit Owner (if
                                             available).

                                        4.   Denominations.

                                        5.   Settlement date and time.

                                        6.   Number of Units (and Face Amount).


                                        7.   Agent's commission, if any,
                                             determined as provided in the
                                             Distribution Agreement.

                                        8.   Designation of the Securities
                                             comprised by such Units:


                                             a.    Notes (See "Settlement
                                                   Procedures; Registered
                                                   Notes and Registered Units"
                                                   "A");

                                             b.    Universal Warrants, if any;
                                                   and

                                             c.    Purchase Contracts, if any.

                                        9.   Any other provisions applicable to
                                             the Unit (other than those
                                             provisions applicable to the
                                             securities comprised by such
                                             Unit).

                                       10.   If the Registered Unit comprises
                                             Registered Universal Warrants:

                                             a.    Designation of the Series of
                                                   Universal Warrants:
                                                   [Call][Put] Warrants;

                                             b.    Warrant Property;

                                             c.    Aggregate Number of
                                                   Universal Warrants;

                                             d.    Price to Public;

                                             e.    Universal Warrant Exercise
                                                   Price;

                                             f.    Dates upon which Universal
                                                   Warrants may be exercised;

                                             g.    Expiration Date;

                                             h.    Currency in which exercise
                                                   payments shall be made;

                                             i.    Minimum number of Universal
                                                   Warrants exercisable by
                                                   any holder on any day;

                                             j.    Maximum number of Universal
                                                   Warrants exercisable on any
                                                   day:  [In the aggregate]
                                                   [By any beneficial owner];

                                             k.    Formula for determining
                                                   Cash Settlement Value;

                                             l.    Exchange Rate (or method
                                                   of calculation); and

                                             m.    Any other applicable
                                                   provisions.


                                       11.   If the Registered Unit comprises
                                             Registered Purchase Contracts:

                                             a.    Purchase Contract Property:
                                                   Quantity;

                                             b.    Purchase Price;

                                             c.    Settlement Date;

                                             d.    Payment Location;

                                             e.    Method of Settlement;

                                             f.    Method of Computing
                                                   Settlement Amount;


                                             g.    Currency of Settlement
                                                   Payment;

                                             h.    Authorized Number of
                                                   Purchase Contracts;

                                             i.    Aggregate Purchase Price;

                                             j.    Contract Fees;

                                             k.    Corporation Acceleration;

                                             h.    Holders' Acceleration;

                                             i.    Redemption Provisions; and

                                             j.    Any other applicable
                                                   provisions.

                                  CC.  The Company will advise Chase as
                                       Principal Paying Agent for the Notes or
                                       as Unit Agent for the Units, by
                                       telephone or electronic transmission
                                       (confirmed in writing at any time on
                                       the same date) of the information set
                                       forth in "Settlement Procedures;
                                       Registered Notes and Registered Units"
                                       "AA" and "BB" above, as applicable.

                                  DD. The Company will have delivered to Chase as Principal Paying Agent for the Notes, or as Unit Agent for the Units, a pre-printed four-ply packet for such Note or such Unit, as the case may be, which packet will contain the following documents in forms that have been approved by the Company, the Agent and Chase, as Principal Paying Agent for the Notes, or as Unit Agent for the Units:

                                       1.    Note or Unit, as the case may be,
                                             with customer confirmation.

                                       2.    Stub One - For Chase.

                                       3.    Stub Two - For the Agent.

                                       4.    Stub Three - For the Company.

                                  EE.  Chase will (i) authenticate and deliver
                                       any Note (whether issued alone or as
                                       part of a Unit) through the Principal
                                       Paying Agent if necessary, with the
                                       confirmation and Stubs One and Two to
                                       the Agent, and (ii) complete and
                                       deliver the Unit (including by
                                       countersigning and delivering any
                                       Universal Warrant includable in such
                                       Unit, by countersigning, executing and
                                       delivering any Purchase Contract
                                       includable in such Unit and by obtaining from the Principal Paying Agent the Notes to be included in such Units, authenticated in accordance with clause
                                       (i) above) with the confirmation and
                                       Stubs One and Two to the Agent.  The
                                       Agent will acknowledge receipt of the
                                       Note or the Unit, as the case may be,
                                       by stamping or otherwise marking Stub
                                       One and returning it to Chase, through
                                       the Principal Paying Agent, in the case
                                       of the Notes, if necessary.  Such
                                       delivery will be made only against such
                                       acknowledgment of receipt and evidence
                                       that instructions have been given by the Agent, with respect to Program Securities denominated in U.S. dollars, for payment to the account of the Company at Chase, New York, New York (or, with respect to Program Securities payable in a Specified Currency other than U.S. dollars, to an account maintained at a bank selected by the Company, which bank shall be located outside the United Kingdom in the case of Program Securities payable in a Specified Currency other than pounds sterling that mature not later than five years from and including the date of issue thereof), in immediately available funds, of an amount equal to the purchase price of such Program Securities less the Agent's commission (if any). In the event that the instructions given by the Agent for payment to the account of the Company are revoked, the Company will as promptly as possible wire transfer to the account of the Agent an amount of immediately available funds equal to the amount of such payment made.

                                       The Principal Paying Agent and the Unit
                                       Agent shall pay the Company the
                                       aggregate net proceeds received by it in immediately available funds via a transfer of funds to the U.S. dollar account of the Company with Chase in New York City (or, with respect to Program Securities payable in a Specified Currency other than U.S. dollars, to an account maintained at a bank selected by the Company which bank shall be located outside the United Kingdom in the case of Program Securities payable in a Specified Currency other than pounds sterling that mature not later than five years including the date of issue thereof).

                                  FF.  Unless the Agent purchased such Program
                                       Securities as principal, the Agent will
                                       deliver (with confirmation) such Program
                                       Securities to the customer against
                                       payment in immediately available funds.
                                       The Agent will obtain the
                                       acknowledgment of receipt of such
                                       Program Securities by retaining Stub
                                       Two.

                                  GG.  In the case of all Program Securities,
                                       Chase will send Stub Three to the
                                       Company by first-class mail.

Settlement Procedures
Timetable; Registered Notes
and Registered Units:            For sales by the Company of Registered Notes
                                 or Registered Units to or through the Agent, "Settlement Procedures; Registered Notes and
                                 Registered Units" "AA" through "GG" set forth above shall be completed on or before the respective times (London time) set forth below:

                                 Settlement
                                 Procedure;
                                 Registered
                                 Notes
                                 and
                                 Registered
                                 Units                 Time
                                 ----------            ----

                                  AA       2:00 P.M. on second day before
                                              settlement date

                                  BB       2:00 P.M. on second day before
                                             settlement date

                                  CC       3:00 P.M. on second day before
                                             settlement date

                                 DD-EE     2:15 P.M. on settlement date

                                  FF       3:00 P.M. on settlement date

                                  GG       5:00 P.M. on settlement date

Failure to Settle:               Bearer Notes and Bearer Units.  If the Agent
                                 shall have advanced its own funds for payment against subsequent receipt of funds from the purchaser and if a purchaser shall fail to make payment for a Note or a Unit, the Agent will promptly notify, in the case of a Note, the Company, the Principal Paying Agent, the
                                 Depositary and the Euroclear Operator, Cedel
                                 Bank and any other relevant clearing system, and, in the case of the Unit, the Company, the Unit Agent, the Depositary, and the Euroclear Operator, Cedel Bank and any other relevant clearing system, in each case by telephone, promptly confirmed in writing (but no later than the next Business Day). In such event, the Company shall promptly instruct the Principal Paying Agent, in the case of the Note, and the Unit Agent, in the case of the Unit, to cancel the purchaser's interest in the appropriate Temporary Global
                                 Note representing such Note or the
                                 appropriate Temporary Global Unit representing such Unit. Upon (i) confirmation from the Principal Paying Agent or the Unit Agent in writing (which may be given by telex or telecopy) that the Principal Paying Agent or the Unit Agent has canceled such purchaser's interest in such Temporary Global Note or Temporary Global Unit, as the case may be, and (ii) confirmation from the Agent in writing (which may be given by telex or telecopy) that the Agent has not received payment from the purchaser for the Note or the Unit, the Company will promptly pay to the Agent an amount in immediately available funds equal to the amount previously paid by the Agent in respect of such Bearer Note or Bearer Unit. Such payment will be made on the settlement date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the settlement date. The Principal Paying Agent or the Unit Agent, as the case may be, and the Depositary will make or cause to be made such revisions to such Temporary Global Note or Temporary Global Unit as are necessary to reflect the cancellation of such portion of such Temporary Global Note or Temporary
                                 Global Unit.

                                 If a purchaser shall fail to make payment for the Note or Unit for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent on an equitable basis for the Agent's loss of the use of funds during the period when they were credited to the account of the Company, the Principal Paying Agent or the Unit Agent, as applicable.

                                 Immediately upon such cancellation, the
                                 Principal Paying Agent or the Unit Agent, as the case may be, will make appropriate entries in its records to reflect the fact that a settlement did not occur with respect to such Note or Unit.

                                 Registered Notes and Registered Units. If a purchaser fails to accept delivery of and make payment for any Registered Note or Registered Unit, the Agent will notify the Company and Chase, as Registrar of the Registered Notes or as Unit Agent, by telephone and return such Note or Unit to Chase through the Principal Paying Agent, in the case of the Notes or the Unit Agent, in the case of the Units, if necessary. Upon receipt of such notice, the Company will immediately wire transfer to the account of the Agent an amount equal to the amount previously credited to the Company's account in respect of such Note or Unit. Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date.
                                 If the failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Distribution Agreement, then the Company will reimburse the Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Company or Chase. Immediately upon receipt of the Registered Note or Registered Unit in respect of which such failure occurred, Chase will mark such Note or Unit "canceled," make appropriate entries in Chase's records and send such Note or Unit to the Company.

Notice of Issuance
London Stock Exchange:           The Sponsoring Member Firm will provide
                                 information with respect to the
                                 issuance of each Series D Note and
                                 Series D Unit to the London Stock
                                 Exchange or the Paris Bourse, as the
                                 case may be, and will advise the
                                 Company in writing as to the
                                 effectiveness of the listing of such
                                 Series D Note and Series D Unit by the
                                 close of business on the related
                                 settlement date.

Listing: The Sponsoring Member Firm will, on a regular basis, provide the London Stock Exchange or the Paris Bourse, as the case may be with such information regarding Series D Notes and Series D Units issued and outstanding as such exchange may require.



                                                                    APPENDIX 1



                      [FORM OF CERTIFICATE TO BE GIVEN BY
                   THE EUROCLEAR OPERATOR, CEDEL BANK AND/OR
                      ANY OTHER RELEVANT CLEARING SYSTEM]

                                  CERTIFICATE

                   _________________________________________

                  Morgan Stanley, Dean Witter, Discover & Co.
                    Global Medium-Term Notes, Series [D/E]

                 Represented by Temporary Global Note No __.


               This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in Appendix 2 to Exhibit B to the Euro Distribution Agreement relating to such Notes, as of the date hereof, [U.S.$] __________ principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

               As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

               We further certify (i) that we are not making available herewith for exchange (or, if relevant, seeking to collect principal or interest with respect to) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith (or, if relevant, with respect to which principal or interest is being requested) are no longer true and cannot be relied upon as of the date hereof.

               We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.



Dated:  _______________, 19__
[To be dated no earlier than
[insert date of Interest Payment Date prior to Exchange Date]
[insert date of Redemption Date prior to Exchange Date]
[insert Exchange Date]]


                                       [MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, BRUSSELS OFFICE,
                                        as Operator of the Euroclear
                                        System]

                                       [Cedel Bank S.A.]

                                       [Other]


                                        By:__________________________________



                                                                    APPENDIX 2



                [FORM OF CERTIFICATE TO BE GIVEN BY AN ACCOUNT
                HOLDER OF THE EUROCLEAR OPERATOR AND CEDEL BANK
                  AND/OR ANY OTHER RELEVANT CLEARING SYSTEM]

                                  CERTIFICATE

                   _________________________________________

                  Morgan Stanley, Dean Witter, Discover & Co.
                    Global Medium-Term Notes, Series [D/E]

                 Represented by Temporary Global Note No __.


               This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account
(i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the U.S. Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

               As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

               We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

               This certification excepts and does not relate to [U.S.$] __________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any principal or interest) cannot be made until we do so certify.

               We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated:  _______________, 19__
[To be dated no earlier than
the 10th day before
[insert date of Interest Payment Date prior to Exchange Date]
[insert date of Redemption Date prior to Exchange Date]
[insert Exchange Date]]

                                 [Name of Account Holder]


                                 By:__________________________________
                                       (Authorized Signatory)
                                    Name:
                                    Title:




                                                                    APPENDIX 3



              FORM OF COMPANY'S NOTICE TO PRINCIPAL PAYING AGENT
              --------------------------------------------------


To:                  The Chase Manhattan Bank,
                     London Office
                     Attention: __________________________________

                                __________________________________

                     and with a copy to:

               [The Chase Manhattan Bank, as Senior Debt Trustee]
               [The First National Bank of Chicago, as
                 Subordinated Debt Trustee]

               Re:   Euro Distribution Agreement
                     dated June __, 1997

Terms defined in the Administrative Procedures relating to the above Euro Distribution Agreement have the same meanings herein.

We hereby confirm our telephone instruction to prepare, complete, authenticate and issue a Temporary Global Note in accordance with the terms of the [Notes Terms Agreement dated _______,] Administrative Procedures and Euro Distribution Agreement and to give instructions to the Euroclear Operator, Cedel Bank and/or any other relevant clearing system in order for you to:

                  (4) Credit account of [Name of Agent] with [Euroclear/Cedel
                      Bank/Other](5) with the following Bearer Notes:

----------
(4) Separate instructions are to be sent in respect of each offer accepted by the Company. Repeat this information (numbering consecutively) if Bearer Notes of more than one Note Tranche are to be issued to an Agent.

(5) Delete as appropriate.

                                                                             Floating
                                             Fixed Rate                      Rate
All Notes:                                   Notes:                          Notes:
-----------------------------------------    ----------------------------    --------------------------
Principal Amount:                            Interest Rate:                  Base Rate:

Purchase Price:                              Applicability of Modified       Index Maturity:
                                             Payment upon
                                             Acceleration:

Price to Public:                             If yes, state issue price:      Spread (Plus or Minus):

Settlement Date and Time:                     Amortization Schedule:          Spread Multiplier:

Place of Delivery:                           Applicability of Annual         Alternate Rate Event
                                             Interest Payments:              Spread:

Specified Currency:                          Denominated Currency (if        Initial Interest Rate:
                                             any):

Original Issue Date:                         Indexed Currency or             Initial Interest Reset
                                             Currencies (if any):            Date:

Interest Accrual Date:                       Payment Currency (if            Interest Reset Dates:
                                             any):

Interest Payment Date(s):                    Exchange Rate Agent (if         Interest Reset Period:
                                             any):

Maturity Date:                               Reference Dealers:              Maximum Interest Rate:

Initial Accrual Period OID:                  Face Amount:                    Minimum Interest Rate:

Total Amount of OID:                         Fixed Amount of each            Interest Payment Period:
                                             Indexed Currency (if
                                             any):

Original Yield to                            Aggregate Fixed Amount          Calculation Agent:
Maturity:                                    of each Indexed Currency
                                             (if any):

Optional Repayment Date(s):                  Indexed Currency (if            Reporting Service:
                                             any):

Optional Redemption Date(s):                                                 Index Currency:

Initial Redemption Date:                                                     Designated CMT
                                                                             Telerate Page:
Initial Redemption                                                           Designated CMT
Percentage:                                                                  Maturity Index:

Annual Redemption
Percentage Reduction:

Ranking:

Series:

Minimum
Denominations:

Other Provisions:

                                   against payment of [__________________].

               Date:


                MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.


               By:__________________________________

                  __________________________________






                                                                    APPENDIX 4



                    FORM OF COMPANY'S NOTICE TO UNIT AGENT
                    --------------------------------------


To:            The Chase Manhattan Bank,
                     Attention:__________________________________

                               __________________________________


               Re:   Euro Distribution Agreement
                     dated June __, 1997
                     ---------------------------

Terms defined in the Administrative Procedures relating to the above Euro Distribution Agreement have the same meanings herein.

We hereby confirm our telephone instruction to prepare, complete and issue a Temporary Global Unit in accordance with the terms of the [Units Terms Agreement dated _______,] Administrative Procedures and Euro Distribution Agreement and to give instructions to the Euroclear Operator, Cedel Bank and/or any other relevant clearing system in order for you to:

                 * Credit account of [Name of Agent] with [Euroclear/Cedel Bank/Other](2) with the following Bearer Units:

----------
(1) Separate instructions are to be sent in respect of each offer accepted by the Company. Repeat this information (numbering consecutively) if Bearer Units of more than one Unit Tranche are to be issued to an Agent.

(2) Delete as appropriate.

                            Universal Warrants          Purchase Contracts
                            Issued as Part of a         Issued as Part of a
      All Units:                   Unit:                       Unit:
----------------------    -----------------------    -------------------------

Principal Amount:         Price:                     Price:

Purchase Price:           Specified Currency or      Settlement Date and
                          Composite Currency:        Time:

Price to Public:          Exercise Date:             Buy or Sell:

Place of Delivery:        Warrant Property:          Purchase Contract
                                                     Property:

Specified Currency:       Permitted Payment:         Purchase or Sale Price:

Original Issue Date:      Exercise Price:

                          Expiration Date:           Specified Currency or
                                                     Composite Currency:

                          Put or Call:               Permitted Payment:

                                                                             Floating Rate Notes
All Notes Issued                             Fixed Rate Notes Issued         Issued as Part of a
as Part of a Unit:                           as Part of a Unit:              Unit:
------------------------                     -------------------------       -------------------

Principal Amount:                            Interest Rate:                  Base Rate:

Purchase Price:                              Applicability of Modified       Index Maturity:
                                             Payment upon
                                             Acceleration:

Price to Public:                             If yes, state issue price:      Spread (Plus or Minus):

Settlement Date and                          Amortization Schedule:          Spread Multiplier:
Time:

Place of Delivery:                           Applicability of Annual         Alternate Rate Event
                                             Interest Payments:              Spread:

Specified Currency:                          Denominated Currency (if        Initial Interest Rate:
                                             any):

Original Issue Date:                         Indexed Currency or             Initial Interest Reset
                                             Currencies (if any):            Date:

Interest Accrual Date:                       Payment Currency (if            Interest Reset Dates:
                                             any):

Interest Payment Date(s):                    Exchange Rate Agent (if         Interest Reset Period:
                                             any):

Maturity Date:                               Reference Dealers:              Maximum Interest Rate:

Initial Accrual Period                       Face Amount:                    Minimum Interest Rate:
OID:

Total Amount of OID:                         Fixed Amount of each            Interest Payment Period:
                                             Indexed Currency (if
                                             any):

Original Yield to                            Aggregate Fixed Amount          Calculation Agent:
Maturity:                                    of each Indexed Currency
                                             (if any):

Optional Repayment                           Indexed Currency (if            Reporting Service:
Date(s):                                     any):

Optional Redemption                                                          Index Currency:
Date(s):

Initial Redemption Date:                                                     Designated CMT
                                                                             Telerate Page:
Initial Redemption                                                           Designated CMT
Percentage:                                                                  Maturity Index:

Annual Redemption
Percentage Reduction:

Ranking:

Series:

Minimum
Denominations:

Other Provisions:



                                       against payment of [_________________].

               Date:

               MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.


               By:__________________________________

                  __________________________________